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INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934

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MACROCHEM CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MACROCHEM CORPORATION
80 Broad Street, 22nd Floor
New York, New York 10004
(212) 514-8094

May 30, 2008

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of MacroChem Corporation (the "Company") to be held on Monday, June 30, 2008 at 10:00 a.m., local time, at The Wall Street Inn, 9 South William Street, New York, New York 10004.

The Notice of Annual Meeting and the Proxy Statement that follow describe the business to be considered and acted upon by stockholders of the Company at the Meeting. Please carefully review the information contained in the Proxy Statement.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS VERY IMPORTANT THAT YOU MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AT THAT TIME BY REQUESTING THE RIGHT TO VOTE IN PERSON. YOU MAY ALSO REVOKE THE PROXY AT ANY TIME BEFORE IT IS EXERCISED BY VOTING IN PERSON AT THE MEETING, BY SUBMITTING ANOTHER PROXY BEARING A LATER DATE OR BY GIVING NOTICE IN WRITING TO OUR SECRETARY NOT LATER THAN THE DAY PRIOR TO THE MEETING.

Sincerely,

/s/  David P. Luci

David P. Luci
President & Chief Business Officer

MACROCHEM CORPORATION
80 BROAD STREET, 22nd FLOOR
NEW YORK, NEW YORK 10004

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
JUNE 30, 2008

        The Annual Meeting of Stockholders of MacroChem Corporation ("MacroChem" or the "Company"), a Delaware corporation, will be held on June 30, 2008 at 10:00 a.m. at The Wall Street Inn, 9 South William Street, New York, New York 10004, for the following purposes:

  1.
  To elect five members of the Board of Directors to serve for the ensuing year and until their successors are elected and qualified.

  2.
  To ratify the appointment of JH Cohn LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2008.

  3.
  To approve the Company's 2008 Stock Incentive Plan.

  4.
  To Change the Company's name to Salexium Pharmaceuticals, Inc.

  5.
  To approve amendments to the Company's certificate of incorporation to effect a reverse stock split of the Company's Common Stock, pursuant to which any whole number of outstanding shares between, and including three and seven would be combined into one share of Common Stock and to authorize the Company's Board of Directors to select and file one such amendment.

  6.
  To transact other business properly coming before the meeting.

        Stockholders owning shares of MacroChem common stock at the close of business on June 13, 2008 are entitled to attend and vote at the meeting.

        We hope that all stockholders will be able to attend the meeting. To assure that a quorum is present at the meeting, please date, sign and promptly return the enclosed proxy whether or not you expect to attend the meeting. IF YOU PLAN TO ATTEND THE MEETING, PLEASE MARK THE APPROPRIATE BOX ON THE ENCLOSED PROXY. A postage-prepaid envelope has been enclosed for your convenience. If you attend the meeting, you may vote your shares in person.

By Order of the Board of Directors,
/s/ DAVID P. LUCI David P. Luci President & Chief Business Officer
New York, New York May 30, 2008

MACROCHEM CORPORATION
80 BROAD STREET, 22nd FLOOR
NEW YORK, NEW YORK 10004

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
JUNE 30, 2008

        The enclosed proxy is solicited by the Board of Directors of MacroChem Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on June 30, 2008, and at any adjournment thereof.

        The Company's Annual Report on Form 10-K for the year ended December 31, 2007 is being mailed together with this Proxy Statement to all stockholders entitled to vote at the meeting. This Proxy Statement and the accompanying proxy card were first mailed to stockholders on or about June 13, 2008.

        On December 30, 2005 we implemented a 1-for-7 reverse stock split of our common stock and on February 9, 2006 we implemented a subsequent 1-for-6 reverse stock split of our common stock. Unless otherwise noted, data used throughout this Proxy Statement has been adjusted to reflect these reverse splits.

        Stockholders of record at the close of business on June 13, 2008 will be entitled to vote at the meeting. On that date, 45,798,412 shares of common stock of the Company were issued and outstanding. Each share of common stock entitles the holder to one vote with respect to all matters submitted to stockholders at the meeting. In connection with the Company's October 10, 2007 private placement, the Company converted all outstanding shares of the Company's Series C Cumulative Convertible Preferred Stock into 12,571,850 shares of the Company's common stock which shares are reflected in the 45,798,412 outstanding shares.

        Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. A stockholder may revoke a proxy at any time before it is exercised by written notice to the Company's Secretary prior to the meeting, or by giving to the Company's Secretary a duly executed proxy bearing a later date than the proxy being revoked at any time before such proxy is voted, or by appearing at the meeting and voting in person. The shares represented by all properly executed proxies received in time for the meeting will be voted as specified therein. If a stockholder does not specify in the proxy how the shares are to be voted, they will be voted in favor of the (i) election as Directors of those persons named in the Proxy Statement, (ii) ratification of the appointment of JH Cohn LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008, (iii) approval of the Company's 2008 Stock Incentive Plan, (iv) name change to Salexium Pharmaceuticals, Inc., and (v) amendment to the Company's Certificate of Incorporation to effect a reverse stock split, and otherwise in accordance with the discretion of the named attorneys-in-fact and agents on any other matters that may properly come before the meeting.

        Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited primarily by mail, but, in addition, officers and regular employees of the Company, who will receive no extra compensation for such services, may solicit proxies by telephone, telecopy, facsimile, or personal calls.

        The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be properly presented at the meeting upon which a vote may be taken, such shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as the proxies therein.

QUORUM, REQUIRED VOTES AND METHOD OF TABULATION

        Consistent with Delaware law and under the Company's bylaws, a majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the meeting will be counted by persons appointed by the Company to act as election inspectors for the meeting.

        The five nominees for election as Directors at the meeting who receive the greatest number of votes properly cast for the election of Directors shall be elected the Directors of the Company.

        The election inspectors will count the total number of votes cast "for" approval of Proposal Nos. 2 and 3 for purposes of determining whether sufficient affirmative votes have been cast. The election inspectors will count shares represented by proxies that withhold authority to vote for a nominee for election as a Director or that reflect abstentions and "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the authority to vote on a particular matter) only as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Neither abstentions nor broker non-votes have any effect on the outcome of voting on Proposal Nos. 1, 2 and 3. Because Proposals 4 and 5 each require an affirmative vote of a majority of the outstanding shares of Common Stock, abstentions and broker non-votes will have the effect of a negative vote on Proposals No. 4 and 5.

NO APPRAISAL RIGHTS

        Under the Delaware General Corporation Law, the Company's stockholders are not entitled to dissenter's rights with respect to any of the proposals set forth in this Proxy Statement and the Company will not independently provide the stockholders with any such rights.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        The Board of Directors has set the number of Directors to be elected for the ensuing year at five. The five Directors will be elected to serve until the Annual Meeting of Stockholders to be held in 2009 and until their successors are elected and qualified. Vacancies and newly created directorships resulting from any increase in the number of authorized Directors may be filled by a majority vote of the Directors then remaining in office. Officers are elected by and serve at the pleasure of the Board of Directors.

        Shares represented by all proxies received by the Board of Directors and not marked so as to withhold authority to vote for an individual Director, or for all Directors, will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of Directors at a lesser number.

        All of the five nominees are currently Directors of the Company. The following table and subsequent biographies set forth the year each nominee was elected a Director and the age, positions, and offices presently held by each nominee with the Company:

Name	Age	Position with Macrochem
Robert J. DeLuccia	62	Chairman and Chairman of the Board of Directors
Mark J. Alvino	40	Director
Jeffrey B. Davis	44	Director
James M. Pachence, M.D.	55	Chief Executive Officer and Director
David P. Luci	41	President, Chief Business Officer and Director

BACKGROUND

        The following is a brief summary of the background of each nominee for election as a Director of the Company:

        ROBERT J. DELUCCIA has served as a Director of MacroChem since 2000 and as Chairman of the Board of Directors since April 2008 and, prior to serving as Chairman, Mr. DeLuccia served as Vice Chairman of the Board of Directors from June 2003 to April 2008. Mr. DeLuccia was our President and Chief Executive Officer from June 2003 until April 2008. From 1998 to 1999, Mr. DeLuccia served as President and Chief Executive Officer of Immunomedics, Inc., a Nasdaq-listed biopharmaceutical company focused on the development and commercialization of antibody diagnostic imaging and therapeutic products for cancer and infectious diseases. Prior to Immunomedics, he was President of Sterling Winthrop Pharmaceuticals, the U.S. subsidiary of Sanofi (now Sanofi-Aventis). Mr. DeLuccia began his career as a pharmaceutical sales representative for Pfizer and progressed to Vice President Marketing and Sales Operations for Pfizer's Roerig Division. He is also a member of the board of directors of IBEX Technologies, a publicly traded (TSX Venture Exchange) pharmaceutical company that markets a series of proprietary enzymes (heparinases and chrondroitinases) for research use, as well as Heparinase I, which is used in many leading hemostasis monitoring devices. Mr. DeLuccia holds both a B.S. and an M.B.A. in marketing from Iona College.

        MARK J. ALVINO has served as a Director of MacroChem since May 2007. Since June 2007, Mr. Alvino has served as a Managing Director of Griffin Securities. Prior to joining Griffin Securities, Mr. Alvino served as Managing Director at SCO Financial Group LLC ("SCO") from 2002 to June 2007. Prior to joining SCO, from 2000 to 2002, Mr. Alvino served as Senior Vice President of Feinstein Kean Healthcare ("FKH"), an Ogilvy Public Relations Worldwide Company. Prior to working at FKH, from 1996 to 2000 Mr. Alvino served as Vice President of Investor Relations and managed the New York Office of Allen & Caron, Inc., an investor relations agency. Earlier in his career, Mr. Alvino also spent several years working with Wall Street brokerages including Ladenburg, Thallmann & Co. and Martin Simpson & Co. Mr. Alvino is currently a member of the board of directors of Access Pharmaceuticals, Inc. (OTC:ACCP), a publicly traded company. Mr. Alvino was initially elected to the Board of Directors as the designee of SCO Capital Partners LLC, who purchased three hundred shares of our Series C Cumulative Convertible Preferred Stock in a private placement closing in December 2005 and February 2006. Mr. Alvino received a B.B.A in Economics and Public Policy from The George Washington University.

        JEFFREY B. DAVIS has served as a Director of MacroChem since 2005. Since January 2008, Mr. Davis has served as Chief Executive Officer of Access Pharmaceuticals, Inc. (OTC BB: ACCP) and also since 1997, Mr. Davis has been President of SCO Securities LLC. Prior to joining SCO Securities LLC, from 1995 to 1997, Mr. Davis served as Senior Vice President and Chief Financial Officer of HemaSure, Inc., a publicly traded development stage healthcare technology company. From 1990 to 1995, he was Vice President, Corporate Finance, at Deutsche Morgan Grenfell, both in the U.S. and Europe. Prior to that, he served in senior marketing and product management positions at

AT&T Bell Laboratories, where he was also a member of the technical staff, and he was involved in marketing and product management at Philips Medical Systems North America. Mr. Davis served previously on the Board of Bioenvision, Inc. (Nasdaq: BIVN) and currently is a member of the Board of Directors of Access Pharmaceuticals, Inc. (OTC:ACCP) and Virium Pharmaceuticals, Inc. a private biotechnology company which was merged into MacroChem effective April 18, 2008. Mr. Davis was initially elected to the Board of Directors as the designee of SCO Capital Partners LLC, who purchased three hundred shares of our Series C Cumulative Convertible Preferred Stock in a private placement closing in December 2005 and February 2006. Mr. Davis holds a B.S. in biomedical engineering from Boston University and an M.B.A. degree from The Wharton School, University of Pennsylvania.

        DR. JAMES M. PACHENCE, was appointed as a Director of MacroChem on April 18, 2008. On April 22, 2008 Dr. Pachence was appointed Chief Executive Officer of MacroChem. Prior to joining MacroChem, Dr. Pachence served as the President & CEO of Virium, from 2005 to 2008. Prior to joining Virium, Dr. Pachence served as CEO of VectraMed from 1999 to 2005, where he designed, developed, and implemented strategies for product development in the field of drug delivery and oncology drugs, with a focus on establishment of commercially-viable opportunities. Dr. Pachence was Founder, President and Chief Scientific Officer of MediMatrix, Inc., from 1986 to 1989 which formed the basis of Integra LifeSciences, a public company focused on tissue engineering. Dr. Pachence was Vice President of R&D while at Integra from 1989 to 1994. At Integra, he was responsible for technology licensing, industrial and academic R&D, and product development. Dr. Pachence graduated from University of Pennsylvania with a major in Physics (magna cum laude) and holds a Ph.D. in Biophysics from the University of Pennsylvania (summa cum laude).

        DAVID P. LUCI, ESQ., was appointed as a Director of MacroChem on April 18, 2008. On April 22, 2008 Mr. Luci was appointed President & Chief Business Officer of MacroChem. From March 2008 to April 2008, Mr. Luci served as Chief Financial Officer and prior to that he served as the Company's Vice President, Corporate Development & General Counsel and Secretary. From July 2002 to July 2007, Mr. Luci was a senior executive officer of Bioenvision, Inc. (Nasdaq: BIVN) where he served in several capacities from 2002 to 2007, including General Counsel & Corporate Secretary (2002-2007), Executive Vice President (2007), Chief Financial Officer (2004-2006) and Director of Finance (2002-2004). Prior to joining Bioenvision, Mr. Luci was a corporate associate at the New York based law firm of Paul Hastings Janofsky & Walker LLP (1994-2002) and from 1988-1991, Mr. Luci worked in the audit and M&A departments of Ernst & Young LLP (New York Office). Mr. Luci received a J.D. (cum laude) from Albany Law School of Union University and a Bachelor of Science in Business Administration with a concentration in Accounting from Bucknell University.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEES NAMED ABOVE.

CORPORATE GOVERNANCE

BOARD MEETINGS

        The Board of Directors held six (6) meetings during 2007. All of the Company's Directors attended at least 75% percent of the 2007 meetings of the Board of Directors that they were eligible to attend and of those committees that they were eligible to attend. In addition, all members of the Company's Board of Directors attended the 2007 Annual Meeting of Stockholders. Although the Company has no formal policies regarding director attendance at annual meetings, it does expect all members of the Board of Directors to attend the 2008 Annual Meeting.

DIRECTOR INDEPENDENCE

        The Board of Directors believes that at least one of the Board members should be an independent director as defined in National Association of Securities Dealers Marketplace Rule 4200(a)(15) and as required by the established criteria of the SEC. The Board of Directors also believes that it is appropriate for one or more members of our management, including our Chief Executive Officer, to serve as a director. The Board of Directors has determined that Mr. Alvino is an independent director as defined in National Association of Securities Dealers Marketplace Rule 4200(a)(15) and as required by the established criteria of the SEC.

COMMITTEES OF THE BOARD OF DIRECTORS

        There are three standing committees of the Board of Directors: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

AUDIT COMMITTEE

        Mr. Davis and Mr. Alvino serve as members of the Audit Committee, which was established to assist the Board of Directors by (i) reviewing our financial results and recommending the selection of our independent registered public accounting firm; (ii) reviewing the effectiveness, quality and integrity of our accounting policies and practices, financial reporting and internal controls; and (iii) reviewing the scope of the audit, the fees charged by the independent registered public accounting firm and any transactions which may involve a potential conflict of interest. The Board of Directors determined that Mr. Davis is the "audit committee financial expert and that Mr. Alvino is an independent director as defined in National Association of Securities Dealers Marketplace Rule 4200(a)(15) and as required by the established criteria of the SEC. The Audit Committee met seven (7) times during 2007. The Board of Directors has amended the Audit Committee Charter to now only require one (1) member of the Audit Committee to satisfy the independence requirement as defined in the National Association of Securities Dealers Marketplace Rule 4200(a)(15) and as required by the established criteria of the SEC. A copy of the First Amended and Restated Audit Committee Charter is attached as Appendix A to this Proxy Statement.

COMPENSATION COMMITTEE

        Mr. Davis and Mr. Alvino serve as members of the Company's Compensation Committee. The Board of Directors has determined that Mr. Alvino is an "independent director" as defined in National Association of Securities Dealers Marketplace Rule 4200(a)(15) and as required by the established criteria of the SEC. The Compensation Committee was established for the purposes of (i) determining the compensation of the Company's executive officers, (ii) making awards under the Company's stock option plans, and (iii) making recommendations to the Board of Directors with regard to the adoption of new employee benefit plans. The Compensation Committee met seven (7) times during 2007. The Board of Directors has amended the Compensation Committee Charter to allow such committee to be comprised of between one (1) and three (3) members and to only require one (1) member of the Compensation Committee to satisfy the independence requirement as defined in the National Association of Securities Dealers Marketplace Rule 4200(a)(15) and as required by the established criteria of the SEC. A copy of the First Amended and Restated Compensation Committee Charter is attached as Appendix B to this Proxy Statement.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

        Mr. Alvino serves as the sole member of the Nominating and Corporate Governance Committee. The Board of Directors has determined that Mr. Alvino is an "independent director" defined in National Association of Securities Dealers Marketplace Rule 4200(a)(15) and as required by the established criteria of the SEC. The Board of Directors has amended the Nominating and Corporate Governance Committee Charter to allow such committee to be comprised of between one (1) and three (3) members and to only require one (1) member of the Nominating and Corporate Governance Committee to satisfy the independence requirement as defined in the National Association of Securities Dealers Marketplace Rule 4200(a)(15). A copy of the First Amended and Restated Nominating and Corporate Governance Committee Charter is attached as Appendix C to this Proxy Statement.

        The Nominating and Corporate Governance Committee was established on May 6, 2004, and its charter is available on the Company's website at www.macrochem.com. Prior to the formation of the Nominating and Corporate Governance Committee, its functions were carried out by the independent directors of the Board. The purposes of the Nominating and Corporate Governance Committee are (i) to identify individuals qualified to become members of the Board, (ii) to select, or to recommend that the Board select, the director nominees for the next annual meeting of shareholders and (iii) to develop and recommend to the Board a set of corporate governance principles applicable to the Company. The Company does not currently pay any third party a fee to assist in the process of identifying and evaluating candidates for director. The Company has not received any nominees for director from a stockholder or stockholder group that beneficially owns more than 5% of the Company's common stock. The Nominating and Corporate Governance Committee conducted their activities during one (1) meeting of the full Board.

        The Company's Nominating and Corporate Governance Committee may consider nominees for director of the Company submitted in writing to the Chairman of the Committee, which are submitted by executive officers of the Company, current directors of the Company, search firms engaged by the Committee, and by others in its discretion and, in the circumstances provided below, shall consider nominees for director proposed by a stockholder. Information with respect to the proposed nominee shall have been provided in writing by the stockholder to the Company's Secretary at MacroChem Corporation, 80 Broad Street, 22nd Floor, New York, New York, 10004, not less than 60 nor more than 90 days prior to the anniversary date of the prior year's annual meeting, provided that if the current year's annual meeting is not scheduled within 30 days of the anniversary date of the prior year's annual meeting, notice from a stockholder shall be considered timely if it is provided not later than the tenth day following the day on which the notice of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first. The information shall include the name of the nominee, and information with respect to the nominee as would be required under the rules and regulations of the Securities and Exchange Commission to be included in the Company's Proxy Statement if the proposed nominee were to be included therein. In addition, the stockholder's notice shall also include the class and number of shares the stockholder owns, a description of all arrangements and understandings between the stockholder and the proposed nominee, a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person named in its notice, a representation as to whether the stockholder Intends to deliver a proxy statement to or solicit proxies from shareholders of the Company and information with respect to the stockholder as would be required under the rules and regulations of the Securities and Exchange Commission to be included in the Company's Proxy Statement.

        The Nominating and Corporate Governance Committee generally identifies potential candidates for director by seeking referrals from the Company's management and members of the Board of Directors and their various business contacts. Candidates are evaluated based upon factors such as independence, knowledge, judgment, integrity, character, leadership, skills, education, experience, financial literacy, standing in the community and ability to foster a diversity of backgrounds and views and to complement the Board's existing strengths. There are no differences in the manner in which the Committee will evaluate nominees for director based on whether the nominee is recommended by a stockholder.

CODE OF ETHICS AND CONDUCT

        MacroChem's Board of Directors has adopted a Code of Ethics and Conduct that applies to its principal executive officer, principal accounting officer or controller, or persons performing similar functions. That Code of Ethics and Conduct has been posted on MacroChem's Internet website at www.macrochem.com.

        MacroChem would intend to satisfy the disclosure requirements under Item 10 of Form 8-K regarding an amendment to, or waiver from, a provision of its Code of Ethics and Conduct and that relates to a substantive amendment or material departure from a provision of the Code by posting such information on its internet website at www.macrochem.com.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

        The Board will give appropriate attention to written communications on issues that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, the Chairman of the Audit Committee will, with the assistance of our Corporate Secretary, (1) be primarily responsible for monitoring communications from stockholders and (2) provide copies or summaries of such communications to the other directors as he or she considers appropriate.

        Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the Chairman of the Audit Committee considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

        Stockholders who wish to send communications on any topic to the Board should address such communications to the Chairman of Audit Committee, c/o the Corporate Secretary, MacroChem Corporation, 80 Broad Street, 22nd Floor, New York, NY 10004.

POLICIES AND PROCEDURES WITH RESPECT TO RELATED PARTY TRANSACTIONS

        The board of directors reviews and approves transactions between the Company on the one hand and a related party, such as our directors, officers, holders of more than five percent of our voting securities and their affiliates, the immediate family members of any of the foregoing persons and any other persons whom the board determined may be considered a related party, on the other hand. Prior to board consideration of a transaction with a related party, the material facts as to the related party's relationship or interest in the transaction are disclosed to the board, and the transaction is not considered approved by the board unless a majority of the directors who are not interested in the transaction approve the transaction.

PROPOSAL NO. 2

ACCOUNTING MATTERS AND RATIFICATION OF AUDITORS

        Unless otherwise directed by the stockholders, the persons named in the enclosed proxy will vote to ratify the selection of JH Cohn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008. A representative of JH Cohn LLP is expected to be present at the meeting, and will have the opportunity to make a statement and answer appropriate questions from stockholders.

        On January 24, 2006, Deloitte & Touche LLP ("Deloitte") resigned as our independent registered public accounting firm.

        Deloitte's report relating to the financial statements of the Company for the year ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles, except the report contained an explanatory paragraph relating to the Company's ability to continue as a going concern. Deloitte's report relating to the financial statements of the Company for the year ended December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

        During the Company's fiscal years ended December 31, 2003 and December 31, 2004, and through January 24, 2006, the date which Deloitte resigned, the Company had no disagreement with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte's satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its reports for such periods. During the Company's fiscal years ended December 31, 2003 and December 31, 2004, and through January 24, 2006, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        On April 24, 2008, the Company dismissed its independent registered public accounting firm Vitale, Caturano & Company, Ltd. ("Vitale").

        The dismissal was recommended by management based in part on expected efficiency gains from appointing a new accountant and was approved by the Audit Committee. Expected efficiency gains associated with the appointment of JH Cohn LLP as the Company's new accountant include JH Cohn LLP's prior service as accountant for Virium Pharmaceuticals Inc., which the Company recently acquired.

        Vitale's reports relating to the financial statements of the Company for the years ended December 31, 2006 and December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles, except that the December 31, 2007 report contained an explanatory paragraph relating to the Company's ability to continue as a going concern.

        During the Company's fiscal years ended December 31, 2006 and December 31, 2007 through April 24, 2008, the date on which Vitale was dismissed, the Company had no disagreement with Vitale on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Vitale's satisfaction, would have caused Vitale to make reference to the subject matter of the disagreement in connection with its reports for such periods. During the Company's fiscal years ended December 31, 2006 and December 31, 2007, and through April 24, 2008, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        On April 24, 2008 and effective the same date, the Company engaged JH Cohn LLP as its independent registered public accounting firm to audit the Company's financial statements as of and for the fiscal year ending December 31, 2008 and to perform procedures related to the financial statements included in the Company's quarterly reports on Form 10-Q, beginning with the quarter ended March 31, 2008. The appointment of JH Cohn LLP was recommended by management and approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 2.

PROPOSAL NO. 3

APPROVAL OF 2008 STOCK INCENTIVE PLAN

        Our Board of Directors has adopted, subject to the approval of our stockholders, the 2008 Stock Incentive Plan, attached hereto as Annex D. The plan was adopted to recognize the contributions made by our employees, officers, consultants, and directors, to provide those individuals with additional incentive to devote themselves to our future success and to improve our ability to attract, retain and motivate individuals upon whom our growth and financial success depends.

        The key provisions of the plan are as follows:

Eligibility and Administration.

        The plan authorizes the Board of Directors or the compensation committee (the "Administrator"), to (i) select the participants who are to be granted options, restricted shares or performance units, (ii)determine the number of shares of Common Stock to be granted to each participant, (iii)designate options, to the extent the award consists of options, as incentive stock options or nonstatutory stock options, (iv)determine the vesting schedule and performance criteria, if any, for restricted shares and performance units and (v)determine to what extent the awards may be transferable. As of the date hereof, there are approximately 5 employees who are currently eligible to participate in the plan under the Company's policies. All directors and consultants are currently eligible to participate in the plan. The Administrator's interpretations and construction of the plan are final and binding on the Company.

Shares Available for Issuance Under the Plan.

        The stock subject to options granted under the plan are shares of the Company's authorized but unissued or reacquired shares of Common Stock. On May 7, 2008, the closing price of the common stock on the OTC Bulletin Board was $0.30 per share. As of May 7, 2008, 8,500,000 shares were available for future grants of options and, assuming this Proposal 3 is approved by the stockholders. On the same date, there were 45,798,412 shares of Common Stock outstanding.

Grant, Exercise and other Terms of Awards.

        Options issued under the plan are designated as either incentive stock options or nonstatutory stock options. Incentive stock options are options meeting the requirements of Section 422 of the Code, and nonstatutory options are options not intended to so qualify.

        The exercise price of options granted under the plan may not be less than 100% of the fair market value of the Common Stock of the Company (as defined by the plan) on the date of the grant. With respect to any participant who owns stock representing more than 10% of the voting rights of the outstanding Common Stock of the Company, the exercise price of any incentive stock option granted must equal at least 110% of the fair market value of the Common Stock on the grant date, and the maximum term of any such incentive stock option must not exceed five years.

        Options, restricted shares and performance units are evidenced by written award agreements in a form approved by the Administrator from time to time and no award is effective until the applicable award agreement has been executed by both parties thereto. Options granted under the plan may become exercisable in cumulative increments over a period of months or years, or otherwise, as determined by the Administrator. The purchase price of options shall be paid in cash; provided, however, that if the applicable award agreement so provides, or the Administrator, in its sole discretion otherwise approves thereof, the purchase price may be paid in shares of Common Stock having a fair market value on the exercise date equal to the exercise price or in any combination of cash and shares of Common Stock, as long as the sum of the cash so paid and the fair market value of the shares so surrendered equals the aggregate purchase price. In addition, the Administrator may permit deferred compensation elections by certain directors and executive officers. The award agreement evidencing the restricted shares and/or performance units shall set forth the terms upon which the Common Stock subject to any awards or the achievement of any cash bonus may be earned.

        No options granted under the plan are exercisable after the expiration of ten years (or less in the discretion of the Administrator) from the date of the grant, and no incentive stock options granted under the Amended Award Plan to a participant who owns more than ten percent of the total combined voting power of all classes of outstanding stock of the Company shall be exercisable after the expiration of five years (or less, in the discretion of the Administrator) from the date of the grant. The aggregate fair market value (as of the respective date or dates of grant) of the shares of Common Stock underlying the incentive stock options that are exercisable for the first time by a participant during any calendar year under the plan and all other similar plans maintained by the Company may not exceed $100,000. If a participant ceases to be an employee of the Company for any reason other than his or her death, Disability or Retirement (as such terms are defined in the plan), such participant shall have the right, subject to certain restrictions, to exercise that option at any time within ninety days (or less, in the discretion of the Administrator) after cessation of employment, but, except as otherwise provided in the applicable award agreement, only to the extent that, at the date of cessation of employee, the participant's right to exercise such option had vested and had not been previously exercised. The Administrator, in its sole discretion, may provide that the option shall cease to be exercisable on the date of such cessation if such cessation arises by reason of termination for Cause (as such term is defined in the Amended Award Plan) or if the participant becomes an employee, director or consultant of an entity that the Administrator determines is in direct competition with the Company.

        In the event a participant dies before such participant has fully exercised his or her option, then the option may be exercised at any time within twelve months after the participant's death by the executor or administrator of his or her estate or by any person who has acquired the option directly from the participant by bequest or inheritance, but except as otherwise provided on the applicable award agreement, only to the extent that, at the date of death, the participant's right to exercise such option had vested pursuant to the terms of the applicable award agreement and had not been forfeited or previously exercised.

        In the event a participant ceases to be an employee of the Company by reason of Disability, such participant shall have the right, subject to certain restrictions, to exercise the option at any time within twelve months (or such shorter period as the Administrator may determine) after such cessation of employment, but only to the extent that, at the date of cessation of employment, the participant's right to exercise such option had previously vested pursuant to the terms of the applicable award agreement and had not previously been exercised.

        In the event a participant ceases to be an employee of the Company by reason of Retirement, such participant shall have the right, subject to certain restrictions, to exercise the option at any time within ninety days (or such longer or shorter period as the Administrator may determine) after cessation of employment, but only to the extent that, at the date of cessation of employment, the participant's right to exercise such option had vested pursuant to the terms of the applicable award agreement and had not previously been exercised.

Adjustment of Awards Upon Certain Events.

        If the Company merges with another corporation and the Company is the surviving corporation in such merger and under the terms of such merger the shares of Common Stock outstanding immediately prior to the merger remain outstanding and unchanged, each outstanding award shall continue to apply to the shares subject thereto and will also pertain and apply to any additional securities and other property, if any, to which a holder of the number of shares subject to the option would have been entitled as a result of the merger.

        In the event all or substantially all of the assets of the Company are sold, the Company engages in a merger where the Company does not survive or the Company is consolidated with another corporation, each participant shall receive immediately before the effective date of such sale, merger or consolidation restricted shares and the value of any performance units to which the participant is then entitled (regardless of any vesting condition) and each outstanding option will become exercisable (without regard to the vesting provisions thereof) for a period of at least 30 days ending five days prior to the effective date of the transaction. Notwithstanding the foregoing, the surviving corporation may, in its sole discretion, (i) (a) grant to participants with options, options to purchase shares of the surviving corporation upon substantially the same terms as the options granted under the plan, (b) tender to all participants with restricted shares, an award of restricted shares of the surviving or acquiring corporation, and (c) tender to all participants with performance units, an award of performance units of the surviving or acquiring corporation, or (ii) (a) permit participants with restricted shares to receive unrestricted shares immediately prior to the effective date of any transaction, (b) permit participants with performance units to receive cash with respect to the value of any performance units immediately before the effective date of the transaction and (c) provide participants with options the choice of exercising the option prior to the consummation of the transaction or receiving a replacement option.

        Notwithstanding anything to the contrary and except as otherwise expressly provided in the applicable award agreement, the vesting or similar installment provisions relating to the exercisability of any award, option or replacement option tendered as described in the previous sentence shall be accelerated, and the participant with restricted shares or performance units shall become fully vested, and the participant with options shall have the right, for a period of at least 30 days, to exercise such options; provided that such accelerations of vesting and exercisability shall occur only in the event that the participant's employment with or services for the Company should terminate within two years following a Change of Control (as defined in the plan), unless such employment or services are terminated by the Company for Cause (as defined in the plan) or by the participant voluntarily without Good Reason (as defined in the plan), or such employment or services are terminated due to the death or Disability of the participant. Notwithstanding the foregoing, no incentive stock option shall become exercisable pursuant to the foregoing without the participant's consent, if the result would be to cause such option not to be treated as an incentive stock option.

        The number of shares of Common Stock covered by the plan, the number of shares of Common Stock covered by each outstanding option, restricted share and performance unit and the exercise price of any options shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of such shares or a stock split or the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company.

Transfer of Awards.

        Unless an award is designated transferable by the Administrator upon grant, during the lifetime of the participant who has been granted an award, the award shall be shall not be assignable or transferable. No incentive stock option may be designated as transferable. In the event of the participant's death, any nontransferable award shall be transferable by the participant's will or the laws of descent and distribution.

Amendment and Termination.

        The plan will continue in effect until terminated by the Board of Directors or until expiration of the plan on May 13, 2018. The Board may suspend or discontinue the plan or revise or amend it.

Federal Income Tax Consequences.

        The following discussion is intended only as a general summary of the federal income tax consequences to participants and the Company with respect to the plan. The discussion is based on current laws which are subject to change at any time or which may be interpreted differently. The discussion does not address tax consequences under the laws of any state, local or foreign jurisdiction, nor does it address federal and state estate, inheritance and gift taxes. Further, the tax treatment of each Participant will depend in part upon such Participant's particular tax situation.

  Incentive Stock Options

        The Code provides favorable tax treatment for incentive stock options. Incentive stock options are subject to certain requirements which are set forth in the Code and in the plan. Generally, upon the grant of an incentive stock option, and upon the exercise of the incentive stock option during employment or within three months after termination of employment, the optionee will not recognize any income. However, any appreciation in the value of the shares from the date of grant through the date of exercise will generally be an item of adjustment for purposes of calculating federal alternative minimum tax. Depending on the mix of the optionee's income, exercise of the option could result in alternative minimum tax.

        The sale or disposition of shares purchased upon exercise of an incentive stock option is generally a taxable event. The optionee will recognize a gain or loss in an amount equal to the difference between his or her basis in the shares (normally the exercise price) and the proceeds from the sale or disposition. If the shares acquired pursuant to an incentive stock option are not sold or otherwise disposed of within two years from the date of grant of the incentive stock option and are not sold within one year after exercise of the incentive stock option (the "Holding Period"), any gain or loss resulting from the sale or disposition of the shares will be treated as long-term capital gain or loss. If the shares acquired upon exercise of an incentive stock option are disposed of prior to the expiration of the Holding Period (a "Disqualifying Disposition"), the lesser of (1) the excess of the fair market value of the shares on the date of exercise over the exercise price or (2) the excess of the sale price over the exercise price will be treated as ordinary income in the year of disposition. However, any additional gain will be taxed as capital gain (i.e., the excess, if any, of the sales price over the fair market value on the date of exercise). If an optionee disposes of the shares more than one year after the date of exercise, such capital gain or loss will be treated as long-term capital gain or loss.

        The Company normally is not entitled to a deduction with respect to incentive stock options. However, in the event of a Disqualifying Disposition, the Company is entitled to deduct the ordinary income realized by the optionee. Optionees are required to notify the Company of any Disqualifying Dispositions.

  Nonstatutory Stock Options

        Generally, no taxable income will be realized by an optionee upon the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee must recognize as ordinary income the excess of the fair market value of the shares on the date of exercise over the exercise price. The Company may deduct the amount includible in the employee's income and is subject to withholding requirements normally applicable to employee compensation. An optionee's new basis in the shares acquired upon exercise of a nonstatutory stock option will generally be the fair market value of the shares on the date of exercise. Upon a subsequent disposition of such shares, the optionee generally will realize a capital gain or loss to the extent of any intervening appreciation or depreciation. If an optionee disposes of the shares more than one year after the date of exercise, such capital gain or loss will be treated as long-term capital gain or loss.

  Restricted Shares

        The receipt of restricted shares of stock of the Company in exchange for services provided to the Company may be a taxable event to the employee. The restricted shares generally are subject to vesting requirements; however during the taxable year in which such shares are first either vested (i.e. not subject to a substantial risk of being forfeited by the employee) or transferable, the employee will have to report as ordinary income from compensation an amount of income equal to the difference between the fair market value of such shares at the time of vesting or removal of transfer restrictions over the amount paid for such shares, which amount paid generally will be zero. The Company is entitled to take a deduction equal to the fair market value of the shares when the shares are no longer subject to a substantial risk of forfeiture or are transferable. The Company is also subject to normal withholding requirements applicable to employee compensation.

  Performance Based Units

        Performance based units are taxable to the employee as ordinary income when the benefits associated with the units are actually or constructively received by the employee. The Company is entitled to take a deduction when it pays the benefits to the employee and is also subject to normal withholding requirements applicable to employee compensation.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table details our equity compensation plans at December 31, 2007:

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	(a) Number of Securities to be issued upon exercise of outstanding options and rights		(b) Weighted-average exercise price of outstanding options and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	110,693		$79.84	1,296,654
Equity compensation plans not approved by security holders	2,646,904	(1)	1.18	None
Total	2,757,597		4.33	1,296,654

(1)
Represents 11,904 stock options granted to Robert J. DeLuccia in June 2003; the following stock options granted on February 10, 2006 to Mr. DeLuccia, 350,000; Mr. Patriacca, 175,000; Mr. Deegan 150,000; and 45,000 options each to Dr. Zabriskie, Dr. Davis, Mr. Davis, Mr. Martin, Mr. Echenberg and Mr. Fischer;. and granted on February 22, 2007 to Mr. DeLuccia 400,000; Mr. Patriacca 300,000; and 45,000 options each to Messrs. Zabriskie, Davis, Davis, Martin, Echenberg & Fischer as well as issuance on September 5, 2007 of the following options: Mr. DeLuccia 300,000; Mr. Patriacca 150,000 and 45,000 options each to Messrs. Zabriskie, Davis, Davis, Martin, Echenberg & Alvino.

        Since December 31, 2007, Mr. Patriacca, Dr. Zabriskie, Dr. Davis, Mr. Echenberg, Mr. Martin, and Mr. Fischer have resigned from our Board of Directors or left employment with us.

VOTE REQUIRED

        The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented and voting is required for adoption of the Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 3.

PROPOSAL NO. 4

AMENDMENTS TO
CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO
SALEXIUM PHARMACEUTICALS, INC.

REASON FOR NAME CHANGE

        Upon consummation of the merger with Virium Pharmaceuticals, Inc., the Company obtained the rights to several compounds which are targeted primarily for cancer indications. The Company's original founding technology was based upon the co-formulation of certain small molecule drug actives with our then proprietary, topically-administered absorption enhancer. Accordingly, historically, the Company has been viewed as a drug delivery company with products in clinical development which incorporated absorption-enhanced drug delivery technology.

        In addition, the constituency of our board of directors and management and the division of responsibilities among members of the management team reflects the Company's new strategy to focus primarily upon the development of the product pipeline that targets certain cancer indications. The Company will continue to devote time and effort toward development of the pre-merger product portfolio but its primary focus has changed upon consummation of the merger.

        The name change to Salexium Pharmaceuticals, Inc. is intended to provide new branding of the Company to reflect the Company's newly expanded product portfolio, its entry into new therapeutic areas and integration of the combined companies.

REQUIRED VOTE

        The affirmative vote of the holders of a majority of the shares of the Common Stock outstanding on the record date will be required to approve these amendments to the Company's certificate of incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 4.

PROPOSAL NO. 5

AMENDMENTS TO
CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

OVERVIEW

        The Board of Directors of the Company (the "Board") has unanimously approved proposed amendments to the Company's certificate of incorporation to effect a reverse stock split of all outstanding shares of the Company's Common Stock at an exchange ratio ranging from one-to-three to one-to-seven. The Board has deemed it advisable that these proposed amendments be presented to the stockholders of the Company for approval. You are now being asked to vote upon these amendments to the Company's certificate of incorporation to effect this reverse stock split whereby a number of outstanding shares of Common Stock between and including three and seven, such number consisting only of whole shares, will be combined into one share of Common Stock. If proposal No. 5 is approved by the stockholders, the Board will have the sole discretion pursuant to Section 242(c) of the Delaware General Corporation Law to elect, as it determines to be in the best interests of MacroChem and its stockholders, whether or not to effect a reverse stock split, and if so, the number of shares of Common Stock between and including three and seven which will be combined into one share of Common Stock, at any time before the first anniversary of this annual meeting of stockholders. The Board believes that stockholder approval of these amendments granting the Board this discretion, rather than approval of a specified exchange ratio, provides the Board with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of MacroChem and its stockholders.

        The text of the form of proposed amendments to the Company's certificate of incorporation is attached to this proxy statement as Appendix E. By approving these amendments, stockholders will approve a series of amendments to the certificate of incorporation pursuant to which any whole number of outstanding shares between and including three and seven would be combined into one share of Common Stock, and authorize the Board to file only one such amendment, as determined by the Board in the manner described herein, and to abandon each amendment not selected by the Board. The Board may also elect not to do any reverse split.

        If approved by the stockholders, and following such approval the Board determines that effecting a reverse stock split is in the best interests of MacroChem and its stockholders, the reverse stock split will become effective upon filing one such amendment with the Secretary of State of the State of Delaware. The amendment filed thereby will contain the number of shares selected by the Board within the limits set forth in this proposal to be combined into one share of Common Stock.

        If the Board elects to effect a reverse stock split following stockholder approval, the number of issued and outstanding shares of Common Stock would be reduced in accordance with an exchange ratio determined by the Board within the limits set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of outstanding Common Stock immediately following the reverse stock split as such stockholder held immediately prior to the reverse stock split. Currently, MacroChem is authorized to issue up to a total of 106,000,000 shares of capital stock, consisting of 6,000,000 shares of Preferred Stock and 100,000,000 shares of Common Stock. This amendment would not change the number of total authorized shares of our capital stock. Thus, immediately following the reverse stock split, the total number of authorized shares of capital stock would remain at 106,000,000, consisting of 6,000,000 shares of Preferred Stock and 100,000,000 shares of Common Stock. The par value of the Preferred Stock and Common Stock would remain unchanged at $0.01 per share.

        As of April 21, 2008, the Company had 45,798,412 shares of Common Stock outstanding. The Company reserved 1,200,000 shares for issuance upon exercise of options and rights, granted under the Company's 2001 Incentive Plan. The Company has also reserved up to approximately 20,242,508 shares of Common Stock which may be issued upon exercise of warrants. In addition, assuming approval of the 2008 Stock Incentive Plan, as described in Proposal No. 3 above, an additional 8,500,000 shares of Common Stock shall be reserved for issuance under the 2008 Stock Incentive Plan. Except as described above, at present the Board has no other plans to issue the additional shares of Common Stock.

REASONS FOR THE REVERSE STOCK SPLIT

        The Board believes that a reverse stock split may be desirable for a number of reasons. First, the Board believes that a reverse stock split may allow the Company to become eligible for listing on either the American Stock Exchange or the Nasdaq Capital Market. Second, the Board believes that a reverse stock split could improve the marketability and liquidity of the Common Stock.

        The Common Stock is currently quoted on the OTC Bulletin Board. In order for the Common Stock to be eligible to be quoted on the Nasdaq Capital Market, the Company must satisfy certain listing maintenance standards established by Nasdaq. The minimum standards for listing on The

Nasdaq Capital Market include stockholders' equity of five million dollars ($5,000,000), market value of publicly held shares of fifteen million dollars ($15,000,000) and a minimum bid price of four dollars ($4.00).

        The Board expects that a reverse stock split of the Common Stock will increase the market price of the Common Stock so that the Company may be able to obtain initial listing compliance in accordance with the American Stock Exchange and/or Nasdaq minimum bid price listing standard. However, the effect of a reverse split upon the market price of the Common Stock cannot be predicted with any certainty, and the history of similar stock split combinations for companies in like circumstances is varied. It is possible that the per share price of the Common Stock after the reverse split will not rise in proportion to the reduction in the number of shares of the Common Stock outstanding resulting from the reverse stock split, and there can be no assurance that the market price per post-reverse split share will either exceed or remain in excess of the $4.00 minimum bid price for a sustained period of time. The market price of the Common Stock may vary based on other factors which are unrelated to the number of shares outstanding, including the Company's future performance. In addition, there can be no assurance that the Common Stock will not be eligible to be listed on the Nasdaq Capital Market due to a failure to meet other listing requirements even if the market price per post-reverse split share of the Common Stock remains in excess of $4.00. Notwithstanding the foregoing, the Board believes that the proposed reverse stock split, when implemented within the proposed exchange ratio range, will result in the market price of the Common Stock rising to the level necessary to satisfy the $4.00 minimum bid price requirement.

        The Board also believes that the increased market price of the Common Stock expected as a result of implementing a reverse stock split will improve the marketability and liquidity of the Common Stock and will encourage interest and trading in the Common Stock. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers' commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of the Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted that the liquidity of the Common Stock may be adversely affected by the proposed reverse split given the reduced number of shares that would be outstanding after the reverse stock split. The Board anticipates, however, that the expected higher market price will reduce, to some extent, the negative effects on the liquidity and marketability of the Common Stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

        The Board does not intend for this transaction to be the first step in a series of plans or proposals of a "going private transaction" within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended.

BOARD DISCRETION TO IMPLEMENT THE REVERSE STOCK SPLIT

        If the reverse stock split is approved by the Company's stockholders, it will be effected, if at all, only upon a determination by the Board that a reverse stock split (with an exchange ratio determined by the Board as described above) is in the best interests of MacroChem and its stockholders. Such determination shall be based upon certain factors, including meeting the listing requirements for the Nasdaq Capital Market, existing and expected marketability and liquidity of the Common Stock, prevailing market conditions and the likely effect on the market price of the Common Stock. If the Board determines to effect the reverse stock split, the Board will consider certain factors in selecting the specific exchange ratio, including the overall market conditions at the time and the recent trading history of the Common Stock.

        Notwithstanding approval of the reverse stock split by the stockholders, the Board may, in its sole discretion, abandon all of the proposed amendments and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect the reverse stock split prior to the one year anniversary of this Annual Meeting of Stockholders, as permitted under Section 242(c) of the Delaware General Corporation Law. If the Board fails to implement any of the amendments prior to the one year anniversary of this Annual Meeting of Stockholders, stockholder approval again would be required prior to implementing any reverse stock split.

EFFECTS OF THE REVERSE STOCK SPLIT

        After the effective date of the proposed reverse stock split, each stockholder will own a reduced number of shares of the Common Stock. However, the proposed reverse stock split will affect all of the Company's stockholders uniformly and will not affect any stockholder's percentage ownership interests, except to the extent that the reverse split results in any of the stockholders owning a fractional share as described below. Proportionate voting rights and other rights and preferences of the holders of Common Stock will not be affected by the proposed reverse stock split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of Common Stock immediately prior to the reverse stock split would continue to hold 2% of the voting power of the outstanding shares of Common Stock immediately after the reverse stock split. The number of stockholders of record will not be affected by the proposed reverse stock split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the proposed reverse stock split).

        The following table reflects the approximate number of shares of our Common Stock that would be outstanding as a result of each proposed reverse stock split based on 45,798,412 shares of our Common Stock outstanding as of April 21, 2008,without accounting for fractional shares which will be cancelled and paid for in cash:

Approximate Shares of Proposed Reverse Stock Split Ratio	Approximate Shares of Common Stock to be Outstanding	Common Stock to be Authorized but Unissued*
one-for-three	15,266,137	84,733,863
one-for-four	11,449,603	88,550,397
one-for-five	9,159,682	90,840,318
one-for-six	7,633,307	92,366,693
one-for-seven	6,542,630	93,457,370

*
Depending upon the reverse stock split ratio, up to approximately 2,833,333 shares will be reserved for issuance pursuant to the outstanding options or warrants and for future issuances under the Company's equity incentive plans.

Although the proposed reverse stock split will not affect the rights of stockholders or any stockholder's proportionate equity interest in MacroChem (subject to the treatment of fractional shares), the number of authorized shares of Common Stock will not be reduced. This will increase significantly the ability of the Board to issue authorized and unissued shares without further stockholder action. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of Common Stock. The effective increase in the number of authorized but unissued shares of Common Stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Company's certificate of incorporation or bylaws.

        The proposed reverse stock split will reduce the number of shares of Common Stock available for issuance under the Company's 2001 Incentive Plan, and if approved, the Company's 2008 Stock Incentive Plan in proportion to the exchange ratio selected by the Board within the limits set forth in this proposal. There are also certain outstanding stock options and warrants to purchase shares of Common Stock. Under the terms of the outstanding stock options and warrants, the proposed reverse stock split will effect a reduction in the number of shares of Common Stock issuable upon exercise of such stock options and warrants in proportion to the exchange ratio of the reverse stock split and will effect a proportionate increase in the exercise price of such outstanding stock options and warrants. None of the rights currently accruing to holders of our Common Stock, options or warrants would be affected by the reverse stock split.

        If the proposed reverse stock split is implemented, it will increase the number of stockholders of MacroChem who own "odd lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of Common Stock.

        The Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split will not affect the registration of the Common Stock under the Exchange Act. If the proposed reverse stock split is implemented, the Common Stock will continue to be reported on the OTC Bulletin Board under the symbol "MACM.OB"

EFFECTIVE DATE

        The proposed reverse stock split would become effective as of 5:00 p.m.Eastern time on the date of filing of a certificate of amendment to the Company's certificate of incorporation with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, on the effective date, shares of Common Stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of Common Stock in accordance with the reverse stock split ratio determined by the Board within the limits set forth in this proposal.

PAYMENT FOR FRACTIONAL SHARES

        The Company's transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Such person is referred to as the "exchange agent."

        No fractional shares of Common Stock will be issued as a result of the proposed reverse stock split. Instead, stockholders who otherwise would be entitled to receive fractional shares, upon surrender to the exchange agent of such certificates representing such fractional shares, will be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the closing sales price of the Common Stock on the effective date as reported on the OTC Bulletin Board by (ii) the number of shares of Common Stock held by such stockholder that would otherwise have been exchanged for such fractional share interest.

EXCHANGE OF STOCK CERTIFICATES

        As soon as practicable after the effective date, stockholders will be notified that the reverse split has been effected. Holders of pre-reverse split shares will be asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Company. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Stockholders should not destroy any stock certificate and should not submit any certificates until requested to do so.

ACCOUNTING CONSEQUENCES

        The par value per share of Common Stock would remain unchanged at $0.01 per share after the reverse stock split. As a result, on the effective date of the reverse split, the stated capital on the Company's balance sheet attributable to the Common Stock will be reduced proportionally, based on the exchange ratio of the reverse stock split, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding. It is not anticipated that any other accounting consequences would arise as a result of the reverse stock split.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS OF THE REVERSE STOCK SPLIT

        The following is a summary of material U.S. federal income tax considerations of the proposed reverse stock split. It addresses only stockholders who hold the pre-reverse split shares and post-reverse split shares as capital assets. It does not purport to be complete and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, foreign stockholders, stockholders who hold the pre-reverse split shares as part of a straddle, hedge, constructive sale or conversion transaction, stockholders who hold the pre-reverse split shares as qualified small business stock within the meaning of Section 1202 of the Internal Revenue Code of 1986,as amended (the "Code"), stockholders who are subject to the alternative minimum tax provisions of the Code, and stockholders who acquired their pre-reverse split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign, and other laws (including other U.S. federal tax laws). Furthermore, the Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reverse stock split. EACH STOCKHOLDER IS ADVISED TO CONSULT HIS OR HER TAX ADVISOR AS TO HIS OR HER OWN SITUATION AND THE PARTICULAR FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

        The reverse stock split is intended to constitute a reorganization within the meaning of Section 368 of the Code and is not part of a plan to increase periodically a stockholder's proportionate interest in the assets or earnings and profits of the Company. Assuming the reverse split qualifies as a reorganization, a stockholder generally will not recognize gain or loss on the reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse split shares. The aggregate tax basis of the post-reverse split shares received will be equal to the aggregate tax basis of the pre-reverse split shares exchanged therefore (excluding any portion of the holder's basis allocated to fractional shares), and the holding period of the post-reverse split shares received will include the holding period of the pre-reverse split shares exchanged therefore.

        A holder of the pre-reverse split shares who receives cash in lieu of a fractional share interest in the post-reverse split shares should generally be treated as having received that cash as a distribution in redemption of the fractional share. Such holder should consult his or her own tax advisor in regards to the tax effect of the redemption (i.e., capital gain or dividend treatment) in light of his or her particular facts and circumstances.

        No gain or loss will be recognized by the Company as a result of the reverse stock split.

REQUIRED VOTE

        The affirmative vote of the holders of a majority of the shares of the Common Stock outstanding on the record date will be required to approve these amendments to the Company's certificate of incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 5.

BENEFICIAL OWNERSHIP OF VOTING SECURITIES

        The following table sets forth, as of April 21, 2008 (except as noted), information concerning ownership of our voting securities by (1) each person known by us to be the beneficial owner of more than five percent (5%) of our voting securities, (2) each of our directors, (3) each of the executive officers named in the Summary Compensation Table under "Executive Officers' Compensation" above and (4) all directors and executive officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated. There were a total of 45,798,412 shares of our common stock outstanding on April 21, 2008.

        The aggregate market value of common stock held by non-affiliates of the registrant appearing on the cover page of this Report has been computed as if Steven H. Rouhandeh is the only "affiliate" listed on the table of Five Percent Stockholders and the table of Directors and Officers each set below are all "affiliates", but we do not state whether such listed stockholders are an affiliate.

        In our 2006 Private Placement, unless an investor elected otherwise, its ability to exercise warrants is restricted to the extent that such exercise would result in the holder owning more than 4.95% of our issued and outstanding common stock. SCO Capital Partners LLC, Beach Capital LLC, SCO Capital Partners L.P. and Perceptive Life Sciences Master Fund Ltd. Perceptive elected not to be governed by these restrictions, and we have entered into an agreement with Perceptive whereby Perceptive's ability to exercise warrants will be subject to a beneficial ownership cap of 9.95% instead of 4.95%. In the 2007 private placement, the investors were given the option to elect a similar restriction, whereby an electing investor's ability to exercise warrants is restricted to the extent that such exercise would result in the holder owning more than 4.99% of our issued and outstanding common stock.

        We have determined the number of shares beneficially owned by each stockholder under rules promulgated by the SEC. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after April 21, 2008 through the exercise of any stock option, warrant or other right. The inclusion in the following table of those shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner.

Class of Stock	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class
FIVE PERCENT STOCKHOLDERS
Common Stock	Steven H. Rouhandeh(1)	33,917,529	62.83%
Common Stock	Joseph Edelman(2)	5,341,780	9.95%
Common Stock	Franklin Resources, Inc.(3)	2,925,000	6.3%
Common Stock	Whalehaven Capital Fund Limited(4)	2,687,921	4.95%
DIRECTORS AND EXECUTIVE OFFICERS
Common Stock	Robert J. DeLuccia(5)(7)	733,900	1.6%
Common Stock	Jeffrey Davis(6)(8)(9)	3,018,693	6.58%
Common Stock	Mark J. Alvino(5)(7)(10)	355,916	*
Common Stock	David P. Luci(5)(7)	676,667	1.5%
Common Stock	James Pachence(5)(7)(11)	974,247	2.10%
Common Stock	All directors and officers as a group (5 persons)(7)	5,759,423	11.78%

*
Less than one percent (1%).

(1)
Includes the following number of shares issued in connection with the Company's merger with Virium Pharmaceuticals, Inc. and reported on a Form 4 filed April 29, 2008: SCO Capital Partners LLC 16,536,730 shares; The Steven H. Rouhandeh Family Trust 446,547 shares; and Beach Capital, LLC 893,871 shares. Includes the following number of warrants in connection with the Company's merger with Virium Pharmaceuticals, Inc. and reported on a Form 4 filed April 23, 2008: SCO Capital Partners LLC 22,346 warrants and SCO Capital Partners, L.P. 78,214 warrants. Excluded from this calculation are common shares underlying the convertible promissory notes held by SCO Capital Partners, L.P. and SCO Capital Partners LLC made in connection with the Company's merger with Virium and reported on a Form 4 filed April 23, 2008. In addition to the shares issued in connection with the Virium merger, SCO Capital Partners LLC is the record owner of 5,891,304 shares of common stock, Beach Capital, LLC is the record owner of 979,078 shares of common stock and SCO Capital Partners, L.P. is the record owner of 993,941 shares of common stock. Mr. Rouhandeh, as Chairman and managing member of SCO Capital Partners LLC, managing member of Beach Capital, LLC, and managing member of the general partner of SCO Capital Partners, L.P., has sole dispositive and voting power with respect to all shares listed in the table. The shares of common stock listed as beneficially owned by Mr. Rouhandeh include 8,075,498 , shares of common stock issuable upon the exercise of warrants exercisable within 60 days. The address of SCO Capital Partners LLC, Beach Capital LLC, SCO Capital Partners, L.P., The Steven H. Rouhandeh Family Trust and Mr. Rouhandeh is 1285 Avenue of the Americas, 35th Floor, New York, New York10019.

(2)
According to a Schedule 13G/A dated November 16, 2007, Mr. Edelman has sole dispositive and voting power with respect to the shares listed in the table. As reported on a Form 4 filed December 28, 2007 Mr. Edelman beneficially owns 2,341,780 shares which are held of record by Perceptive Life Sciences Master Fund Ltd., a Cayman Islands company of which the investment manager is Perceptive Advisors LLC, a Delaware limited liability company of which Mr. Edelman is the managing member and 6,000 shares are held by First New York Trading LLC. The number of shares listed in the table above includes 3,000,000 shares of common stock issuable upon exercise of warrants beneficially owned by Mr. Edelman. These warrants beneficially owned by Mr. Edelman are subject to restrictions on their exercise, such that as a result of their exercise, Mr. Edelman, together with his affiliates, cannot hold more than 9.95% of the issued and outstanding common stock of the Company. The address of Mr. Edelman is c/o First New York Securities, LLC, 850 Third Avenue, 8th Floor, New York, NY 10022.

(3)
According to a Schedule 13G dated December 11, 2006, Franklin Resources, Inc. has sole voting and dispositive power with respect to the shares listed in the table, as investment manager for investment management clients. The address of Franklin Resources, Inc. is One Franklin Parkway, San Mateo, CA 94403-1906.

(4)
The address of Whalehaven Capital Fund Limited is FWS Capital Ltd., Management for Whalehaven Capital, 160 Summit Avenue, Montvale, NJ 07645. The shares of common stock listed as beneficially owned by Whalehaven Capital Fund Limited include 1,187,921 shares of common stock beneficially owned by Whalehaven Capital Fund Limited. 1,500,000 warrants held by Whalehaven Capital Fund Limited are subject to restrictions on their exercise such that as a result of their exercise, Whalehaven Capital Fund Limited, together with its affiliates, cannot hold more than 4.95% of the issued and outstanding common stock of the Company.

(5)
The address of Messrs. DeLuccia, Luci and Pachence is c/o MacroChem Corporation, 80 Broad Street, Suite 2210, New York, New York 10004.

(6)
The address of Mr. Davis is 1285 Avenue of the Americas, 35th Floor, New York, New York 10019.

(7)
Includes the following numbers of shares issuable upon the exercise of stock options and/or warrants exercisable within 60 days: Mr. DeLuccia 516,668 shares; Mr. Luci 635,000 shares; Mr. Alvino 60,000 shares; and Dr. Pachence 572,500 shares.

(8)
Includes 835,617 shares of common stock issued to Lake End Capital LLC upon conversion of its Series C Cumulative Convertible Preferred Stock which was completed in connection with the Company's 2007 Private Placement. Includes the issuance of 2,138,076 shares of common stock issued in connection with the Company's merger with Virium Pharmaceuticals, Inc. and reported on a Form 4 filed April 29, 2008. Mr. Davis was also granted 45,000 options in each of February 2006, February 2007, and September 2007 as part of his compensation as a Company Director. One third of each 45,000 option grant vests on the anniversary of said grant. Of those 135,000 options only 45,000 are exercisable within 60 days and as such are included in the number above. The common shares listed as beneficially owned by Mr. Davis do not include any of the 1,275,165 warrants held by Lake End Capital, LLC because the warrants are subject to restrictions on their conversion and exercise such that as a result of their exercise, Lake End Capital LLC, together with its affiliates, cannot hold more than 4.95% of the issued and outstanding common stock of the Company. Mr. Davis, as managing member of Lake End Capital LLC, has sole dispositive and voting power with respect to all shares held of record by Lake End Capital LLC. The address of Lake End Capital LLC is 33 Tall Oaks Drive, Summit, New Jersey 07501.

(9)
Excludes 1,275,165 shares of common stock issuable upon the exercise of warrants held of record by Lake End Capital LLC as described in Note 8 above that is exercisable within 60 days.

(10)
The address of Mr. Alvino is c/o Griffin Securities, Inc., 17 State Street, 3rd floor, New York, NY 10004.

(11)
Includes the issuance of 402,247 shares of common stock issued in connection with the Company's merger with Virium Pharmaceuticals, Inc.

EXECUTIVE OFFICERS

        Set forth below are the name, age, position(s), and a brief account of the business experience of each of our executive officers and significant employees as of April 28, 2008. Each officer's term expires upon the 2009 Annual Meeting of Stockholders.

Name	Age	Position with Macrochem
Robert J. DeLuccia	62	Chairman
James Pachence(1)	55	Chief Executive Officer
David P. Luci(2)	41	President & Chief Business Officer

    (1)
    Dr. Pachence commenced employment effective April 22, 2008.

    (2)
    Mr. Luci commenced employment effective December 3, 2007.

        The background of our other executive officers, Mr. DeLuccia, Dr. Pachence and Mr. Luci are each summarized above under "Proposal No. 1—Election of Directors—Background".

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

        In 2006, we awarded our chief executive officer, Mr. DeLuccia, a restricted stock grant which vests when our common stock trades at or above $4.00 per share for thirty consecutive trading days, however pursuant to an amendment in Mr. DeLuccia's employment agreement dated April 22, 2008, we waived this restriction.

TRANSITION AGREEMENTS

        In addition to base salary and long-term incentive awards, a portion of the compensation paid to our executive officers during 2006 was paid pursuant to transition agreements. Because of insufficient capital resources, in August 2005, the Company discontinued its research and development activities and terminated substantially all its non-management personnel. In addition, in September 2005, the Company entered into transition agreements with each of its executive officers to assure their availability to the Company during a period of uncertainty and to reduce possible termination pay liability to these officers. These agreements terminated the then existing employment and severance agreements with each of the executive officers. Because of improved prospects for funding, the Company thereafter entered into amendments to the transition agreements with Messrs. DeLuccia, Patriacca and Deegan, which provided that each would remain employed by the Company until February, 2006 at a rate of pay equal to one-half the base salary in effect for each executive prior to August 31, 2005. These transition agreements expired in February 2006, at which point we entered into employment agreements with our executive officers as described below under "Employment Arrangements".

SUMMARY COMPENSATION TABLE

        The following table summarizes all compensation for all services rendered in all capacities to us during the fiscal years ended December 31, 2006,and 2007 by each person who served as our CEO, CFO and by our other executive officers, whose total salary and bonus exceeded $100,000. We refer collectively to these individuals as the named executive officers.

Name and Principal Position	Year	Salary ($)(1)		Bonus ($)		Stock Award ($)	Option Awards ($)(2)		Incentive Plan Compensation ($)	All Other Compensation ($)			Total ($)
Robert J. DeLuccia President and Chief Executive Officer	2007 2006	$ $	288,000 276,000	$	— 50,000	— —	$ $	213,067 354,954	— —	$ $	18,000 18,000	(3) (3)	$ $	519,067 689,954
Bernard R. Patriacca Vice President, Chief Financial Officer and Treasurer	2007 2006	$ $	212,000 191,666		— —	— —	$ $	151,796 179,873	— —		— —		$ $	363,796 371,539
Glenn E. Deegan(4) Vice President, General Counsel and Secretary	2007 2006	$ $	172,500 172,500		— —	— —	$ $	22,746 155,885	— —		— —		$ $	195,246 328,385
David P. Luci(5) VP Corporate Development & General Counsel	2007		$16,666.67		—	—		$26,041						$42,708

(1)
Represents, for each executive officer, amounts paid under transition agreements in effect from January 1, 2006 to February 13, 2006 and under employment agreements from February 13, 2006 through December 31, 2006.

(2)
This column represents the compensation expense incurred by the Company in fiscal year 2007 in connection with all option grants to our named executive officers, calculated in accordance with FAS 123(R). See Note 4 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2007 for the relevant assumptions used to determine the value of the option awards.

(3)
Represents a monthly automobile allowance of $1,500, totaling $18,000 for the full year.

(4)
Mr. Deegan's employment with the Company terminated effective March 15, 2007.

(5)
Mr. Luci's employment with the Company commenced on December 3, 2007.

EMPLOYMENT ARRANGEMENTS

        We entered an amended employment agreement of indefinite length on April 22, 2008 with Mr. Robert J. DeLuccia. Pursuant to the amended agreement, Mr. DeLuccia was appointed to the office of Chairman of the Company. Prior to April 2008, Mr. DeLuccia had served as the Company's President & Chief Executive Officer and Vice Chairman of the Board of Directors from June 2003.

        On April 22, 2008, we entered into an amended and restated employment agreement of indefinite length with David P. Luci, Esq. (the "Luci Agreement"). Pursuant to the Luci Agreement, Mr. Luci was appointed to the office of President and Chief Business Officer of the Company and a member of the board of directors. Prior to April 22, 2008, Mr. Luci served as the Company's Chief Financial Officer since March 2008. Prior to that, Mr. Luci served as the Company's General Counsel and Vice President, Corporate Development from December 2007 to March 2008.

        On April 22, 2008, we entered into an employment agreement of indefinite length with Dr. James Pachence. Pursuant to the agreement, Dr. Pachence was appointed to the office of Chief Executive Officer of the Company and a member of the board of directors. Prior to April 2008, Dr. Pachence served as President and Chief Executive Officer of Visium Pharmaceuticals which merged with the Company on April 18, 2008.

  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table shows grants of stock options and grants of unvested stock awards outstanding on December 31, 2007 to each of the executive officers named in the Summary Compensation Table.

	Option Awards					Stock Awards
Name	Number Of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Unearned Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested ($)	Market Value Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Unites or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value Of Unearned Shares, Units Or Other Rights That Have not Vested ($)
Robert J. DeLuccia	1,190 476 238 1,809 4,662 3,174 11,504 350,000 133,333 0	0 0 0 0 0 1,587 — 0 75,000 266,667 300,000	(2)	— — — — — — — — — —	$217.90 254.94 76.44 69.30 17.22 10.50 44.52 1.62 0.65 0.60	5/26/2010 6/28/2011 6/27/2012 2/10/2014 3/23/2015 7/20/2015 6/20/2013 2/10/2016 2/22/2017 9/5/2017	(3) (3) (3) (3) (4) (3) (5) (5)	— — — — — — — —	— — — — — — — — —	— — — — — — — — —	— — — — — — — —
Bernard R. Patriacca	2,857 195 1,190 594 2,380 1,141 586 2,571 793 58,333 100,000 0	0 0 0 0 0 0 294 0 1,587 116,667 200,000 150,000		— — — — — — — — — — — —	$230.58 254.94 132.51 76.44 26.46 48.30 69.30 17.22 10.50 1.62 0.65 0.60	4/23/2011 6/28/2011 12/19/2011 6/27/2012 11/20/2012 7/10/2013 2/10/2014 3/23/2015 7/20/2015 2/10/2016 2/22/2017 9/5/2007	(3) (3) (3) (3) (6) (3) (3) (4) (3) (5)	— — — — — — — — — — — —	— — — — — — — — — — — —	— — — — — — — — — — — —	— — — — — — — — — — — —
Glenn E. Deegan(7)	1,882 357 595 1,330 666 2,400 793 50,000	0 0 0 0 0 0 1,587 0		— — — — — — — —	$254.94 76.44 26.46 48.30 69.30 17.22 10.50 1.62	6/28/2011 6/27/2012 11/20/2012 7/10/2013 2/10/2014 3/23/2015 7/20/2015 2/10/2016	(7) (7) (7) (7) (7) (7) (7) (7)	— — — — — — — —	— — — — — — — —	— — — — — — — —	— — — — — — — —
David P. Luci(8)	50,000	250,000		—	$0.60	12/3/2017		—	—	—	—

(1)
The market value of the stock awards is determined by multiplying the number of shares times $0.52, which represents the per share closing price of our common stock as quoted on the OTC Bulletin Board(R) on December 31,2007, the last trading day of fiscal 2007

(2)
Mr. DeLuccia was granted 75,000 shares of restricted common stock on February 10, 2006. Initially, Mr. DeLuccia was restricted from selling such shares until the price of our common stock was greater than or equal to $4.00 per share for a period of 30 consecutive trading days. However, pursuant to an amendment to Mr. DeLuccia's employment agreement dated April 22, 2008, this restriction was waived by the Company and the 75,000 shares of common stock previously granted to Mr. DeLuccia are now freely tradable subject to applicable securities laws. See Note 4 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2007 for the relevant assumptions used to determine the value of the award.

(3)
Options vest over a three year period on each grant date anniversary.

(4)
Options were fully vested on the grant date.

(5)
Options vest one third on grant date and one third on each grant date anniversary.

(6)
Options were fully vested on the one year grant date anniversary.

(7)
Mr. Deegan resigned on March 15, 2007. The terms of the options provide that in the event of a termination of employment other than for cause, the vested options will remain exercisable for six months following the termination date. The Board of Directors elected to extend Mr. Deegan's vested options for an additional six months in exchange for certain consulting services, and thus the vested options expire on March 14, 2008.

(8)
Mr. Luci was granted options to purchase 300,000 shares of our common stock at $0.60 per share on December 3, 2007 pursuant to his original employment agreement dated December 3, 2007.

OPTION EXERCISES AND STOCK VESTED

        There were no exercises of stock options or vesting of shares of restricted stock held by the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2007.

PENSION BENEFITS

        We do not have any qualified or non-qualified defined benefits plans.

NONQUALIFIED DEFERRED COMPENSATION

        We do not have any non-qualified defined contribution plans or other deferred compensation plans.

TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

        Our executive officers are eligible to receive benefits under certain conditions in accordance with each executive officer's employment or severance agreement with us. We entered into separate Severance Agreements with each of Messrs. Patriacca and Deegan on February 13, 2006. Each of the Severance Agreements provides for the payment of six months' salary plus the continuation of medical, dental and similar benefits for up to six months in the event the executive is terminated without cause or nine month's salary and 75% of the executive's bonus plus the continuation of medical, dental and similar benefits for up to nine months in the event the executive is terminated in connection with or following a change of control, as defined in the agreements and, in each case, the agreements provide that all unvested options will become vested and will be exercisable for the period of time set forth in the documents governing the options. Our change of control arrangements with Mr. DeLuccia are contained in his employment agreement with us and are summarized above under the heading "Employment Arrangements."

        The employment agreements of Dr. Pachence and Mr. Luci, each dated April 22, 2008, contain severance agreements which provide for the payment of the following in the event of termination without cause: (i) twelve months' salary, (ii) 100% of the executive's bonus, (iii) the continuation of medical, dental and similar benefits for up to twelve months and (iv) the vesting of all unvested options due to vest during the then current calendar quarter and the next calendar quarter. In the event of termination in connection with a change of control, as defined in the employment agreements of the Dr. Pachence and Mr. Luci, they shall be entitled to payment of (i) twenty four months' salary, (ii) 200% of the executive's bonus and (iii) the vesting of all unvested options due to vest within one year from the date of termination. Each of the severance payments due Dr. Pachence assume the consummation of a "qualified financing" as defined in Dr. Pachence's employment agreement.

        In the event that any benefit payable to either Mr. Luci or Dr. Pachence will be subject to any "golden parachute" excise tax imposed by section 4999 of the Internal Revenue Code, such payments shall be reduced to the largest amount that would result in no payment being subject to such excise tax.

        To determine the level of benefits provided under each of our executive officer's severance agreements, data regarding peer practice, the circumstances of the situation and impact on stockholders was considered. In each instance, the severance benefit is constructed such that the benefit is discrete and capped under a one-time payment limiting any potential on-going liability.

        The tables below reflect the amount of compensation to each of the named executive officers of the Company in the event of termination of such executive's employment. The amount of compensation payable to each executive officer upon involuntary not-for-cause termination, termination following a change of control and in the event of disability of the executive officer is shown below. The amounts shown assume that each termination was effective as of April, 28, 2008 and thus are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive's separation from the Company. No compensation is paid in the event of voluntary termination. For the purposes of the following tables, the term "Change in Control" refers to a reorganization, merger, consolidation or similar transaction resulting in the transfer of ownership of 50% of the Company's outstanding common stock or a sale of substantially of all of the Company's assets and "Disability" is defined as the employee's inability to continue to perform substantially all of his/her duties and responsibilities.

MR. ROBERT J. DELUCCIA, CHAIRMAN

Executive Benefits and Payments Upon Termination	Termination in Connection with a Change in Control(1)	Involuntary Not-For-Cause Termination(2)	Termination Due to Disability(3)
Base Salary	$288,000	$216,000	$141,231
Bonus (Guideline 40%)	$115,200	$86,400	N/A
Auto Allowance	$18,000	$13, 500	$11,770
Medical and Welfare Benefits	$9,480	$7,110	$6,198
Acceleration of Vesting of Options	$0	—	—

TOTAL	$430,680	$323,010	$159,199

(1)
Compensation is equal to one years' base salary, bonus, auto allowance and medical and welfare benefits.

(2)
Compensation is equal to nine months' base salary, bonus, auto allowance and medical and welfare benefits.

(3)
Compensation is equal to thirty-four weeks' base salary (first 17 weeks at 100%, $94,154; following 17 weeks at 50%, $47,077), auto allowance and other benefits.

MR. BERNARD R. PATRIACCA, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER(3)

Executive Benefits and Payments Upon Termination	Termination in Connection with a Change in Control(1)	Involuntary Not-For-Cause Termination(2)
Base Salary	$150,000	$100,000
Bonus (Guideline 30%)	$45,000	$30,000
Medical and Welfare Benefits	$8,800	$5,880
Acceleration of Vesting of Options	$0	—

TOTAL	$203,800	$135,880

(1)
Compensation is equal to nine months' base salary, bonus and medical and welfare benefits.

(2)
Compensation is equal to six months' base salary, bonus and medical and welfare benefits.

(3)
Mr. Patriacca resigned from MacroChem on April 18, 2008.

DR. JAMES PACHENCE Chief Executive Officer(1)

Executive Benefits and Payments Upon Termination	Termination in Connection with a Change in Control(2)	Involuntary Not-For-Cause Termination(3)
Base Salary	$500,000	$250,000
Bonus (Guideline 50%)	$250,000	$125,000
Medical and Welfare Benefits	$0	$0
Acceleration of Vesting of Options	$—	$—

TOTAL	$750,000	$375,000

(1)
Dr. Pachence's employment commenced on April 22, 2008. All payments assume the consummation of a "Qualified Financing" as defined in dr. Pachence's employment agreement..

(2)
Compensation is equal to twenty four months' base salary and, bonus.

(3)
Compensation is equal to twelve months' base salary, bonus and medical and welfare benefits.

MR. DAVID P. LUCI PRESIDENT AND CHIEF BUSSINESS OFFICER(1)

Executive Benefits and Payments Upon Termination	Termination in Connection with a Change in Control(2)	Involuntary Not-For-Cause Termination(3)
Base Salary	$500,0000	$250,000
Bonus (Guideline 50%)	$250,000	$125,000
Medical and Welfare Benefits	$0	$9,600
Acceleration of Vesting of Options	$—	$—

TOTAL	$750,000	$384,600

(1)
Mr. Luci's employment commenced on December 3, 2007.

(2)
Compensation is equal to twenty four months' base salary and, bonus.

(3)
Compensation is equal to twelve months' base salary, bonus and medical and welfare benefits.

MACROCHEM CORPORATION 2001 INCENTIVE PLAN

        Please refer to the disclosure under the heading: "Summary of Incentive Plan" beginning on page 12 of MacroChem's Definitive Proxy Statement file on Schedule 14A on April 9, 2007 and such information is incorporated herein by reference.

MACROCHEM CORPORATION 401(K) PLAN

        The Company maintains a 401(k) plan whereby employees may contribute up to the maximum allowed by the Internal Revenue Code. The Company does not make matching contributions at this time.

DIRECTOR COMPENSATION

        The following table summarizes the director compensation earned during fiscal 2007.

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)	Option Awards ($)(3)(4)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
John L. Zabriskie, Ph.D.(5)	$17,000	—	$19,955	—	—	—	$36,955
Michael A. Davis, M.D.,Sc.D.(6)	$21,000	—	$19,955	—	—	—	$40,955
Jeffrey B. Davis(7)	$18,000	—	$19,955	—	—	—	$37,955
Paul S. Echenberg(8)	$19,000	—	$19,955	—	—	—	$38,955
Howard S. Fischer(9)	$8,000	—	$19,955	—	—	—	$27,955
Peter G. Martin(10)	$21,000	—	$19,955	—	—	—	$40,955

(1)
Robert J. DeLuccia, our chief executive officer, has been omitted from the table as he receives no compensation for serving on our Board of Directors.

(2)
Each of our non-employee Directors receives compensation of $12,000 annually, $1,000 per regular committee meeting attended for the chairman of each committee, $1,000 per regular board meeting attended, and $500 for each special, telephone or committee meeting attended.

(3)
This column represents the compensation expense incurred by the Company in fiscal year 2007 in connection with all option grants to our directors, calculated in accordance with FAS 123(R). See Note 4 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2007 for the relevant assumptions used to determine the value of our awards.

(4)
In February 2006, each non-employee director received a grant of 45,000 options. The grant date fair value of each grant calculated in accordance with FAS133(R) was $38,815. In February 2007, each non-employee director received a grant of 45,000 options. The grant date fair value of each grant calculated in accordance with FAS123(R) was $25,047. In September 2007, each non-employee director received a grant of 45,000 options. The grant date fair value of each grant calculated in accordance with FAS 123(R) was $24,620.

(5)
Mr. Zabriskie had a total of137,856 stock options outstanding as of December 31, 2007.

(6)
Dr. Davis had a total of 138,570 stock options outstanding as of December 31, 2007.

(7)
Mr. Davis had a total of 135,000 stock options outstanding as of December 31, 2007.

(8)
Mr. Echenberg had a total of 137,618 stock options outstanding as of December 31, 2007.

(9)
Mr. Fischer had a total of 135,000 stock options outstanding as of December 31, 2007.

(10)
Mr. Martin had a total of 138,570 stock options outstanding as of December 31, 2007.

DIRECTOR COMPENSATION POLICY

        We reimburse our directors for reasonable expenses incurred in connection with attendance at Board of Director and committee meetings.

        Each of our non-employee Directors receives compensation of $12,000 annually, $1,000 per regular committee meeting attended for the chairman of each committee, $1,000 per regular board meeting attended, and $500 for each special, telephone or committee meeting attended.

        Each of our non-employee Directors receives from time to time, stock option grants as deemed appropriate by the Compensation Committee. In 2007, each of the non-employee Directors received an option in February 2007 for 45,000 shares at a purchase price of $0.65 per share and an option in September 2007 for 45,000 shares at a purchase price of $0.60 per share.

REPORT OF AUDIT COMMITTEE

        For the Company's fiscal year 2007, the Audit Committee of the Board of Directors consisted of three directors, Mr. Martin (Chairman), Dr. Davis and Mr. Echenberg, all of whom were independent directors as defined in National Association of Securities Dealers Marketplace Rule 4200(a)(15). On April 18, 2008 Mr. Martin, Dr. Davis and Mr. Echenberg each resigned from the Audit Committee. The Board of Directors has appointed Mr. Davis and Mr. Alvino as current members of the Audit Committee. The responsibilities of the Audit Committee are (i) to review with management and the independent registered public accounting firm the scope and results of any and all audits, the nature of any other services provided by the independent registered public accounting firm, changes in the accounting principles applied to the presentation of MacroChem's financial statements, and any comments by the independent registered public accounting firm on MacroChem's policies and procedures with respect to internal accounting, auditing and financial controls and (ii) to make recommendations to the board of directors on the engagement of the independent registered public accounting firm. The Board of Directors has adopted a written charter of the Audit Committee.

        Consistent with its duties, the Audit Committee has reviewed and discussed with the Company's management the audited financial statements for the year ended December 31, 2007. Vitale, Caturano & Company, Ltd. issued their unqualified report dated March 30, 2008 on MacroChem's financial statements.

        The Audit Committee has also discussed with Vitale, Caturano & Company, Ltd. the matters required to be discussed by AICPA Statement on Auditing Standards No. 61, "COMMUNICATION WITH AUDIT COMMITTEES." The Audit Committee has received the written disclosures and the letter from Vitale, Caturano & Company, Ltd. required by Independence Standards Board Standard No. 1 and has discussed with Vitale, Caturano & Company, Ltd. its independence as an auditor. The Audit Committee has also considered whether Vitale, Caturano & Company, Ltd.'s provision of non-audit services is compatible with its independence.

        Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that MacroChem's audited financial statements for the year ended December 31, 2007 be included in the Annual Report on Form 10-K for the fiscal year then ended.

Dated: May 7, 2008	AUDIT COMMITTEE
Jeffrey B. Davis Mark J. Alvino

AUDIT AND RELATED FEES

        As of April 24, 2008 JH Cohn LLP became our independent registered public accounting firm. Vitale, Caturano & Company, Ltd. was the Company's independent registered public accounting firm from January 24th 2006 through April 24, 2008. Prior to January 24, 2006, Deloitte & Touche LLP served as the Company's independent registered public accounting firm. The following table sets forth the estimated aggregate fees billed to the Company for the fiscal year ended December 31, 2007 and 2006 by Vitale, Caturano & Company, Ltd and Deloitte & Touche LLP.

	Vitale, Caturano & Company, LTD.		Deloitte & Touche LLP
	2006	2007	2006	2007
Audit Fees	$85,055	$93,747	$19,317	$—
Audit-Related Fees	3,723	19,531	—	—
Tax Fees	—	—	—	—
All Other Fees	—	—	—	—

Total	$88,778	$113,278	$19,317	$—

AUDIT FEES

        Audit fees were for professional services rendered for the audit of the Company's annual financial statements, review of financial statements included in the Company's quarterly reports on Form 10-Q and services that were provided in connection with statutory and regulatory filings or engagements.

AUDIT-RELATED FEES

        Audit-Related Fees refer to assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees." The Company paid $3,723 of Audit-Related Fees to Vitale, Caturano & Company, Ltd. in 2006 in connection with a Registration Statement on Form S-1 filing and consent. The Company paid audit-related fees in the amount of $19,531 during 2007 in connection with a Registration Statement on Form S-1 filing and consent.

TAX FEES

        Tax Fees refer to fees for professional services rendered regarding tax compliance, tax advice or tax planning. The Company did not pay any Tax Fees to Vitale, Caturano & Company, Ltd. during 2007 or 2006.

ALL OTHER FEES

        All Other Fees refer to fees for services other than those described above. The Company did not pay to Vitale, Caturano & Company, Ltd. fees for any other services during 2007 or 2006.

PRE-APPROVAL POLICIES AND PROCEDURES

        It is the policy of the Company that all services provided by the Company's independent registered public accounting firm shall be pre-approved by the Audit Committee. The Company's independent registered public accounting firm will provide the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the fiscal year and the estimated fees for such services. Pre-approval of audit and permitted non-audit services may be given by the Audit Committee at any time up to one year before the commencement of such services by the Company's independent registered public accounting firm. Pre-approval must be detailed as to the particular services to be provided. Pre-approval may be given for a category of services, provided that (i) the category is narrow enough and detailed enough that management of the Company will not be called upon to make a judgment as to whether a particular proposed service by the Company's independent registered public accounting firm fits within such pre-approved category of services and (ii) the Audit Committee also establishes a limit on the fees for such pre-approved category of services.

        During 2007, one hundred percent (100%) of the services provided by the Company's independent registered public accounting firm were pre-approved by the Audit Committee.

NO INCORPORATION BY REFERENCE

        In the Company's filings with the SEC, information is sometimes "incorporated by reference". This means that the Company is referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the Report of the Compensation Committee and the Report of the Audit Committee specifically are not incorporated by reference into any other filings with the SEC unless we specifically provide otherwise.

        This Proxy Statement is sent to you as part of the proxy materials for the 2008 Annual Meeting of Stockholders. You may not consider this Proxy Statement as material for soliciting the purchase or sale of the Company's Common Stock.

STOCKHOLDER PROPOSALS

        In order for the Company to consider stockholder proposals for inclusion in the proxy material for the Annual Meeting to be held in 2009, the Company must receive them on or before March 2, 2009. The Company suggests that proponents submit their proposals by certified mail, return receipt requested, addressed to the Secretary of the Company at MacroChem Corporation, 80 Broad Street, 22nd Floor, New York, New York 10004.

        Under the Company's Bylaws, stockholders who wish to make a proposal at the Annual Meeting to be held in 2009, other than one that will be included in the proxy materials, must notify the Company no earlier than April 1, 2009 and no later than May 1, 2009.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On December 23, 2005 and February 13, 2006, we issued an aggregate of 825.5 shares of our Series C Preferred Stock and warrants to purchase 7,861,900 shares of our common stock in a private placement to institutional investors.

        SCO Capital Partners LLC acquired a total of 300 shares of our Series C Preferred Stock and warrants to purchase 2,857,142 shares of our common stock for an aggregate purchase price of $3,000,000, and Beach Capital LLC acquired a total of 50 shares of our Series C Preferred Stock and warrants to purchase 47,620 shares of our common stock for an aggregate purchase price of $500,000.

        Mr. Stephen S. Rouhandeh is the sole member of SCO Capital Partners LLC and the managing member of Beach Capital LLC, and as such has sole dispositive and voting power with respect to the shares owned by SCO Capital Partners LLC and Beach Capital LLC.

        Mr. Rouhandeh is also the Chairman of SCO Securities LLC, which acted as the placement agent in connection with the private placement and which acts as a financial advisor to us for a monthly fee of $12,500. In exchange for its services as placement agent, SCO Securities LLC received a fee equal to 7% of the gross proceeds, or $577,850, and six-year warrants to purchase 786,189 shares of our common stock at an exercise price of $1.05 per share. SCO Securities LLC assigned its warrants to the following four persons in the amounts listed: (i) warrants to purchase 471,713 shares of common stock to SCO Capital Partners LLC; (ii) warrants to purchase 157,238 shares of common stock to Lake End Capital LLC, (iii) warrants to purchase 78,619 shares of common stock to Mark Alvino and (iv) warrants to purchase 78,619 shares of common stock to Howard Fischer. We also paid SCO Securities LLC $82,550 for out-of-pocket expenses incurred in connection with the transaction.

        Mr. Jeffrey Davis, who was elected to our Board of Directors on December 29, 2005 as the designee of SCO Capital Partners LLC, is the managing member of Lake End Capital LLC, an entity which purchased 50 shares of our Series C Preferred Stock and warrants to purchase 476,190 shares of our common stock for an aggregate purchase price of $500,000. As noted above, Lake End Capital LLC also received warrants to purchase an additional 157,238 shares of our common stock as a designee of SCO Securities LLC, the placement agent in our recent private placement. Mr. Davis is the President of SCO Securities LLC. Subject to conversion and exercise restrictions on the securities held by Lake End Capital LLC as described in Item 12 of this Annual Report on Form 10-K, the Series C Preferred Stock and warrants beneficially owned by Mr. Davis are convertible and exercisable into 4.95% of our common stock.

        Mr. Howard S. Fischer, who was elected to our Board of Directors on December 29, 2005 as the designee of SCO Capital Partners LLC, is a Managing Director of SCO Securities LLC. As noted above, Mr. Fischer received warrants to purchase 78,619 shares of our common stock as a designee of SCO Securities LLC.

        Mr. Mark Alvino, who is a member of our Board of Directors,, has been designated by SCO Capital Partners LLC, and is a Managing Director of SCO Securities LLC. As noted above, Mr. Alvino received warrants to purchase 78,619 shares of our common stock as a designee of SCO Securities LLC.

DIRECTOR INDEPENDENCE

        As of April 28, 2008 the Board of Directors consists of Mr. DeLuccia, Mr. Alvino, Mr. Davis, Mr. Luci and Dr. Pachence. The Board of Directors has determined that Mr. Alvino is an independent director as defined in National Association of Securities Dealers Marketplace Rule 4200(a)(15) and as required by the established criteria of the SEC.

COMMITTEES OF THE BOARD OF DIRECTORS

        There are three standing committees of the Board of Directors: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

AUDIT COMMITTEE

        Mr. Davis and Mr. Alvino serve as members of the Audit Committee, which was established to assist the Board of Directors by (i) reviewing our financial results and recommending the selection of our independent registered public accounting firm; (ii) reviewing the effectiveness, quality and integrity of our accounting policies and practices, financial reporting and internal controls; and (iii) reviewing the scope of the audit, the fees charged by the independent registered public accounting firm and any transactions which may involve a potential conflict of interest. The Board of Directors determined that Mr. Davis is the "audit committee financial expert" and that Mr. Alvino is an independent director as defined in National Association of Securities Dealers Marketplace Rule 4200(a)(15) and as required by the established criteria of the SEC. The Audit Committee met seven (7) times during 2007. The Board of Directors has amended the Audit Committee Charter to now only require one (1) member of the Audit Committee to satisfy the independence requirement as defined in the National Association of Securities Dealers Marketplace Rule 4200(a)(15) and as required by the established criteria of the SEC. A copy of the First Amended and Restated Audit Committee Charter is attached as Appendix A to this Proxy Statement.

COMPENSATION COMMITTEE

        Mr. Davis and Mr. Alvino serve as members of the Company's Compensation Committee. The Board of Directors has determined that Mr. Alvino is an "independent director" defined in National Association of Securities Dealers Marketplace Rule 4200(a)(15) and as required by the established criteria of the SEC. The Compensation Committee was established for the purposes of (i) determining the compensation of the Company's executive officers, (ii) making awards under the Company's stock option plans, and (iii) making recommendations to the Board of Directors with regard to the adoption of new employee benefit plans. The Compensation Committee met seven (7) times during 2007. The Board of Directors has amended the Compensation Committee Charter to allow such committee to be composed of between one (1) and three (3) members and to only require one (1) member of the Compensation Committee to satisfy the independence requirement as defined in the National Association of Securities Dealers Marketplace Rule 4200(a)(15) and as required by the established criteria of the SEC. A copy of the First Amended and Restated Compensation Committee Charter is attached as Appendix B to this Proxy Statement.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

        Mr. Alvino serves as the sole member of the Nominating and Corporate Governance Committee. The Board of Directors has determined that Mr. Alvino is an "independent director" defined in National Association of Securities Dealers Marketplace Rule 4200(a)(15) and as required by the established criteria of the SEC. The Board of Directors has amended the Nominating and Corporate Governance Committee Charter to allow such committee to be composed of between one (1) and three (3) members and to only require one (1) member of the Nominating and Corporate Governance Committee to satisfy the independence requirement as defined in the National Association of Securities Dealers Marketplace Rule 4200(a)(15). A copy of the First Amended and Restated Nominating and Corporate Governance Committee Charter is attached as Appendix C to this Proxy Statement.

        The Nominating and Corporate Governance Committee was established on May 6, 2004, and its charter is available on the Company's website at www.macrochem.com. Prior to the formation of the Nominating and Corporate Governance Committee, its functions were carried out by the independent directors of the Board. The purposes of the Nominating and Corporate Governance Committee are (i) to identify individuals qualified to become members of the Board, (ii) to select, or to recommend that the Board select, the director nominees for the next annual meeting of shareholders and (iii) to develop and recommend to the Board a set of corporate governance principles applicable to the Company. The Company does not currently pay any third party a fee to assist in the process of identifying and evaluating candidates for director. The Company has not received any nominees for director from a stockholder or stockholder group that beneficially owns more than 5% of the Company's common stock. The Nominating and Corporate Governance Committee conducted their activities during one (1) meeting of the full Board.

        The Company's Nominating and Corporate Governance Committee may consider nominees for director of the Company submitted in writing to the Chairman of the Committee, which are submitted by executive officers of the Company, current directors of the Company, search firms engaged by the Committee, and by others in its discretion and, in the circumstances provided below, shall consider nominees for director proposed by a stockholder. Information with respect to the proposed nominee shall have been provided in writing by the stockholder to the Company's Secretary at MacroChem Corporation, 80 Broad Street, 22nd Floor, New York, New York, 10004, not less than 60 nor more than 90 days prior to the anniversary date of the prior year's annual meeting, provided that if the current year's annual meeting is not scheduled within 30 days of the anniversary date of the prior year's annual meeting, notice from a stockholder shall be considered timely if it is provided not later than the tenth day following which the notice of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first. The information shall include the name of the nominee, and information with respect to the nominee as would be required under the rules and regulations of the Securities and Exchange Commission to be included in the Company's Proxy Statement if the proposed nominee were to be included therein. In addition, the stockholder's notice shall also include the class and number of shares the stockholder owns, a description of all arrangements and understandings between the stockholder and the proposed nominee, a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person named in its notice, a representation as to whether the stockholder Intends to deliver a proxy statement to or solicit proxies from shareholders of the Company and information with respect to the stockholder as would be required under the rules and regulations of the Securities and Exchange Commission to be included in the Company's Proxy Statement.

        The Nominating and Corporate Governance Committee generally identifies potential candidates for director by seeking referrals from the Company's management and members of the Board of Directors and their various business contacts. Candidates are valuated based upon factors such as independence, knowledge, judgment, integrity, character, leadership, skills, education, experience, financial literacy, standing in the community and ability to foster a diversity of backgrounds and views and to complement the Board's existing strengths. There are no differences in the manner in which the Committee will evaluate nominees for director based on whether the nominee is recommended by a stockholder.

FINANCIAL INFORMATION

        The audited financial statements and related financial and business information of the Company as of December 31, 2007 and 2006 and each year in the three-year period ended December 31, 2007 are contained in the Company's Annual Report on Form 10-K.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who beneficially own more than 10 percent of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on its review of the copies of such reports received by it, and written representations from certain reporting persons that no Form 5s were required for those persons, the Company believes that during 2007 all filing requirements applicable to its officers, directors, and such 10 percent beneficial owners were complied with.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

        We have adopted a procedure approved by the Securities and Exchange Commission called "householding." Under this procedure, we will deliver only one copy of our annual report to stockholders, which includes a copy of our Annual Report on Form 10-K for the year ended December 31, 2007, without exhibits, and this proxy statement, to multiple stockholders who share the same address (if they appear to be members of the same family) unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. We believe this procedure provides greater convenience for our shareholders and saves money by reducing the number of duplicate documents. Stockholders who participate in householding will continue to receive separate proxy cards.

        If you and other shareholders of record with whom you share an address currently receive multiple copies of our Annual Report and Proxy Statement and wish to receive only a single copy of the Annual Report and Proxy Statement, please contact ADP-ICS, Householding Department, 51 Mercedes Way, Edgewood, NY 11717, or call toll-free (800) 542-1061. If you participate in householding and wish to receive additional copies of the current Annual Report and Proxy Statement, or if you wish to revoke your consent and receive separate copies of future Annual Reports and Proxy Statements, please contact ADP as described above.

MISCELLANEOUS

        Management does not know of any other matters that may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

        A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K, EXCLUSIVE OF EXHIBITS, IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: MACROCHEM CORPORATION, 80 BROAD STREET, 22nd FLOOR, NEW YORK, NEW YORK 10004.

By Order of the Board of Directors,
New York, New York	/s/ DAVID P. LUCI David P. Luci
May 30, 2008	PRESIDENT & CHIEF BUSINESS OFFICER

        MANAGEMENT HOPES THAT THE STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

APPENDIX A

FIRST AMENDED AND RESTATED
CHARTER OF THE AUDIT COMMITTEE
OF THE
BOARD OF DIRECTORS
OF
MACROCHEM CORPORATION

I.     ORGANIZATION

        There shall be a committee of the board of directors to be known as the Audit Committee. At least one member of the Audit Committee shall satisfy the independence requirements of the Sarbanes-Oxley Act of 2002, as may be amended from time to time (the "SARBANES-OXLEY Act"), and The Nasdaq Stock Market, Inc. as such requirements are interpreted by the Board of Directors in its business judgment.

II.    STATEMENT OF POLICY

        The Audit Committee shall provide assistance to the Board of Directors with respect to corporate accounting, reporting practices of the company, and the quality and integrity of the financial reports of the company. In so doing, the Audit Committee will maintain free and open means of communication between the directors, the independent auditors, the internal auditors, if any, and the financial management of the company. The company's independent auditors are ultimately responsible to the Board of Directors and the Audit Committee, as representatives of the company's shareholders.

III.  RESPONSIBILITIES

        The function of the Audit Committee is oversight. While the Audit Committee has the responsibilities set forth in this charter, it is not the responsibility of the Audit Committee to plan or conduct audits, to determine that the company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the company. This is the responsibility of management. The independent auditor is responsible for performing independent audits of the company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing reports thereon. The Audit Committee has direct and sole responsibility for the appointment, compensation, oversight and replacement, if necessary, of the independent auditor, including the resolution of disagreements between management and the auditor regarding financial reporting. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the company that it receives information from and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

IV.    DUTIES AND PROCEEDINGS OF THE AUDIT COMMITTEE

        In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to monitor the corporate accounting and reporting practices of the company. The Audit Committee shall assist the Board of Directors in fulfilling its oversight responsibilities by accomplishing the following:

  •
  Annually review and determine the selection of the independent auditor to audit the financial statements of the company and its divisions and subsidiaries, if any; and where appropriate, determine the replacement or rotation of the independent auditor.

  •
  Take appropriate action to oversee the independence of the company's outside auditors including the following:

  •
  Annually review, evaluate and discuss the formal written statement received from the independent auditors delineating all relationships between the auditors and the company consistent with Independent Standards Board Standard 1.

  •
  Actively engage in a dialogue with the auditors regarding any disclosed relationships or services that may impact the objectivity and independence of the auditors.

  •
  Approve or pre-approve all auditing services (including comfort letters and statutory audits) and all permitted non-audit services by the auditor.

  •
  Recommend to the Board of Directors actions to satisfy the Board of the independence of the auditors.

  •
  Meet with the independent auditors and financial management of the company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

  •
  Review with the independent auditors, the company's internal auditor, if any, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Further, the Audit Committee periodically should review company policy statements to determine their adherence to any code of conduct prescribed by the Board of Directors.

  •
  Receive and review reports of the independent auditor discussing (1) all critical accounting policies and practices used in the preparation of the Company's financial statements, (2) all alternative treatments of financial information within generally accepted accounting principals ("GAAP") that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (3) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

  •
  Review the internal audit function of the company, if any, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

  •
  Receive prior to each meeting, a summary of findings from completed internal audits, if any, and a progress report on any proposed internal audit plan, if any, with explanations for any deviations from the original plan.

  •
  Review and discuss with management and the independent auditor the annual and quarterly financial statements and MD&A of the company prior to filing of the company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Discuss the results of the annual audit and quarterly review and any other matters that are required to be communicated to the Audit Committee by the independent auditor under generally accepted auditing standards. Any changes in accounting principles should be reviewed.

  •
  Provide sufficient opportunity for the independent auditors and internal auditors, if any, to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

  •
  Review accounting and financial function succession planning within the company.

  •
  Receive from the CEO and CFO a report of all significant deficiencies and material weaknesses in the design or operation of internal controls, and any fraud that involves management or other employees who have a significant role in the company's internal controls.

  •
  Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

  •
  Establish procedures for the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or accounting matters.

V.     AUTHORITY AND RESOURCES OF THE AUDIT COMMITTEE

        The Audit Committee has the authority to retain legal, accounting or other experts that it determines to be necessary to carry out its duties. It also has authority to determine compensation for such advisors as well as for the independent auditor. The Audit Committee may determine appropriate funding needs for its own administrative expenses that are necessary and appropriate to carrying out its duties.

APPENDIX B

FIRST AMENDED AND RESTATED
CHARTER OF THE COMPENSATION COMMITTEE
OF THE
BOARD OF DIRECTORS
OF
MACROCHEM CORPORATION

I.     ORGANIZATION AND GOVERNANCE OF THE COMMITTEE

        There shall be a committee of the Board of Directors (the "Board") to be known as the compensation committee (the "Committee"). The Committee shall be composed of between one and three directors, at least one of whom shall satisfy the independence requirements of the Nasdaq Stock Market and who shall be appointed by the Board. Members of the Committee may be removed at the Board's discretion. In addition, at least one member of the Committee shall qualify as an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code and shall be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

        In order to fulfill its role, the Committee shall be organized and governed in the following manner:

  •
  Action may be taken by the Committee upon the affirmative vote of a majority of the members;

  •
  Any two members or the Chairman of the Committee may call a meeting of the Committee upon due notice to each other member at least 48 hours prior to the meeting;

  •
  Action may be taken by the Committee without a meeting if all of the members of the Committee indicate their approval thereof in writing; and

  •
  The Committee shall have the authority to delegate to subcommittees of the Committee any of the responsibilities of the full Committee.

II.    STATEMENT OF PURPOSE AND RESPONSIBILITIES

        The Committee has direct responsibility to perform the following duties:

  •
  Assist the Board in developing and evaluating potential candidates for executive positions (including the CEO) and oversee the development of executive succession plans;

  •
  Review and approve corporate goals and objectives relevant to CEO and other executive officer compensation, evaluate the CEO's and other executive officers' performance in light of those goals and objectives and, either as a committee or together with the other independent directors (as directed by the Board), determine and approve the CEO's and other executive officers' compensation level based on this evaluation;

  •
  Make recommendations to the Board regarding compensation, if any, of the Board;

  •
  Make recommendations to the Board regarding the adoption of new employee incentive compensation plans and equity-based plans and administer the Company's existing incentive compensation plans and equity-based plans;

  •
  Produce a compensation committee report on executive compensation for inclusion in the Company's annual proxy statement in accordance with the proxy rules;

  •
  Review and assess the adequacy of this charter and submit any changes to the Board for approval;

  •
  Report its actions and any recommendations to the Board on a periodic basis;

B-1

  •
  Annually perform, or participate in, an evaluation of the performance of the Committee, the results of which shall be presented to the Board; and

  •
  Review such other matters as the Board or the Committee shall deem appropriate.

III.  POWERS OF THE COMPENSATION COMMITTEE

        In order to fulfill its role, the Committee shall have the power to:

  •
  Adopt, administer, amend or terminate compensation plans applicable to any class of employees of the Company and/or any subsidiary of the Company; provided that no adoption, amendment or termination of any compensation plan under which stock may be issued, or in which a member of the Board may be a participant shall be effective unless the same shall be approved by the Board and, to the extent required by law, by the stockholders; provided, further, that no adoption, amendment or termination of any compensation plan may be made that violates this or any other committee charter of the Company; and

  •
  When it is determined by the Committee that a consulting firm (or other expert) is to assist in the assessment of the CEO or other senior executive officer compensation, the Committee shall have the authority to retain and terminate such firm or experts and have the authority to approve the consulting firm or other expert's fee and other retention terms. The Committee shall also have the authority to retain legal, accounting or other experts that it determines to be necessary to carry out its duties and to determine compensation for such advisors.

B-2

APPENDIX C

FIRST AMENDED AND RESTATED
CHARTER OF THE NOMINATING AND CORPORATE GOVERNACE COMMITTEE
OF THE
BOARD OF DIRECTORS
OF
MACROCHEM CORPORATION

        1.    Organization and Governance of the Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee (the "Committee") of the Company shall consist of between one and three members appointed by the Board of Directors (the "Board"). At least one member shall satisfy the independence requirements of the Nasdaq Stock Market. In order to fulfill its role, the Committee shall be organized and governed in the following manner:

  •
  Committee members will be appointed and removed by the Board;

  •
  Action may be taken by the Committee upon the affirmative vote of a majority of the members;

  •
  Any two members or the Chairman of the Committee may call a meeting of the Committee upon due notice to each other member at least twenty-four hours prior to the meeting;

  •
  Action may be taken by the Committee without a meeting if all of the members of the Committee indicate their approval thereof in writing; and

  •
  The Committee may delegate its authority to a subcommittee.

        2.    Statement of Purpose.    The purposes of the Committee are (i) to identify individuals qualified to become members of the Board, (ii) to select, or to recommend that the Board select, the director nominees for the next annual meeting of shareholders, (iii) to develop and recommend to the Board a set of corporate governance principles applicable to the Company, and (iv) to oversee the evaluation of the board and its dealings with management.

        3.    Goals and Responsibilities of the Committee.    The responsibilities of the Committee shall include the following:

  •
  Identify individuals qualified to become board members, consistent with criteria approved by the board, receive nominations for such qualified individuals and review recommendations put forward by the Chief Executive Officer, select, or recommend that the Board select, the director nominees for the next annual meeting of shareholders, taking into account each candidate's ability, judgment and experience and the overall diversity and composition of the Board;

  •
  Establish a policy under which stockholders of the Company may recommend a candidate to the Committee for consideration for nomination as a director;

  •
  Clearly articulate to each director what is expected, including reference to the Company's corporate governance principles and directors' basic duties and responsibilities with respect to attendance at board meetings and advance review of meeting materials;

  •
  Develop and recommend to the full Board a set of corporate governance principles applicable to the Company. Such principles shall address the following subjects: (i) director qualification standards, (ii) director responsibilities, (iii) director access to management and, as necessary and appropriate, independent advisors, and (iv) annual performance evaluation of the board. The Committee shall review the principles on an annual basis, or more frequently if appropriate, and recommend changes as necessary;

  •
  Review the Company's practices and policies with respect to directors, including the size of the Board, the ratio of employee directors to non-employee directors, the meeting frequency of the

C-1

    Board and the structure of Board meetings and make recommendations to the Board with respect thereto;

  •
  Recommend to the Board or to the appropriate committee thereto processes for annual evaluations of the performance of the Board and its committees;

  •
  Consider and report to the Board any questions of possible conflicts of interest of Board members;

  •
  Review and assess the adequacy of this charter and submit any changes to the Board for approval; and

  •
  Report its actions and any recommendations to the Board on a periodic basis.

        4.    Powers of the Committee on Directors and Corporate Governance.    In order to fulfill its role, the Committee shall have the authority to retain and terminate a search firm to assist in the identification of director candidates, and have the authority to approve the search firm's fees and other retention terms. The Committee shall also have the authority to retain legal, accounting or other experts that it determines to be necessary to carry out its duties and to determine compensation for such advisors.

C-2

APPENDIX D

2008 Stock Incentive Plan
MACROCHEM CORPORATION
2008 STOCK INCENTIVE PLAN

1.     PURPOSE.

        The Plan is intended to provide incentives to key Employees, directors and consultants of the Corporation, to encourage their proprietary interest in the Corporation, and to attract new Employees, directors and consultants with outstanding qualifications through providing select current and prospective key Employees, directors and consultants of the Corporation with the opportunity to acquire Shares.

2.     DEFINITIONS.

        Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates otherwise.

  (a)
  "Act" shall mean the Securities Act of 1933, as amended.

  (b)
  "Administrator" shall mean the Board or the Compensation Committee, whichever shall be administering the Plan from time to time in the discretion of the Board, as described in Section 4 of the Plan.

  (c)
  "Award" shall mean any award made pursuant to this Plan, including Options, Restricted Shares and Performance Units.

  (d)
  "Award Agreement" shall mean any written document setting forth the terms and conditions of an Award, as prescribed by the Administrator.

  (e)
  "Board" shall mean the Board of Directors of the Corporation.

  (f)
  "Cause" in respect of a Participant shall mean dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, conviction or confession of a crime punishable by law (except misdemeanor violations), or engaging in practices contrary to stock "insider trading" policies of the Corporation, by such Participant, in each case as determined by the Administrator, with such determination to be conclusive and binding on such affected Participant and all other persons.

  (g)
  "Change of Control" shall mean the occurrence of any of the following: (i) the acquisition, directly or indirectly, by any individual or entity or group (as such term is used in Section 13(d)(3) of the Exchange Act) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act, except that such individual or entity shall be deemed to have beneficial ownership of all shares that any such individual or entity has the right to acquire without the happening or failure to happen of a material condition or contingency, other than the passage of time) of more than 50% of the aggregate outstanding voting power of capital stock of the Corporation in respect of the general power to elect directors; or (ii) (A) the Corporation consolidates with or merges into another entity or sells all or substantially all of its assets to any individual or entity, or (B) any corporation consolidates with or merges into the Corporation, which in either event (A) or (B) is pursuant to a transaction in which the holders of the Corporation's voting capital stock in respect of the general power to elect directors immediately prior to such transaction do not own, immediately following such transaction, at least a majority of the voting capital stock in respect of the general power to elect directors of the surviving corporation or the person or entity which owns the assets so sold.

  (h)
  "Code" shall mean the Internal Revenue Code of 1986, as amended.

  (i)
  "Compensation Committee" shall mean the compensation committee of the Board.

  (j)
  "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Corporation.

  (k)
  "Corporation" shall mean MacroChem Corporation, a Delaware corporation, or any successor hereunder.

  (l)
  "Disability" shall mean the condition of a Participant who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The determination of whether a Participant is disabled shall be made in the Administrator's sole discretion.

  (m)
  "Employee" shall mean an individual whom the Corporation or a Subsidiary classifies as an employee for employment and payroll tax purposes.

  (n)
  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

  (o)
  "Exercise Price" shall mean the price per Share of Common Stock, determined by the Administrator, at which an Option may be exercised.

  (p)
  "Fair Market Value" shall mean (i) if the Shares are traded on a national securities exchange, the closing price for such Shares on the day immediately preceding the date of determination or if there is no closing price on such date, the last preceding closing price, (ii) if the Shares are not traded on a national securities exchange, the mean of the high bid and ask quotes of such Shares as reported in the NASDAQ/NMS reports or the National Quotation Bureau Inc.'s pink sheets or in the NASD Bulletin Board on the day immediately preceding the date of determination or if there were no high bid and ask quotes on such date, the last preceding day that there were, and (iii) if neither (i) or (ii) are applicable, as determined in good faith by the Administrator.

  (q)
  "Good Reason" in respect of a Participant shall mean the occurrence of any of the following events or conditions first occurring on or following a Change of Control:

      A change in the Participant's status, title, position or responsibilities (including reporting responsibilities) that represents a substantial reduction of the status, title, position or responsibilities in respect of the Corporation's business as in effect immediately prior thereto; the assignment to the Participant of substantial duties or responsibilities that are inconsistent with such status, title, position or responsibilities; or any removal of the Participant from or failure to reappoint or reelect the Participant to any of such positions, except in connection with the termination of the Participant's service for Cause, for Disability or as a result of his or her death, or by the Participant other than for Good Reason;

      A reduction in the Participant's annual base salary;

      The Corporation's requiring the Participant (without the Participant's consent) to be based at any place outside a 35-mile radius of his or her place of employment immediately prior to a Change of Control, except for reasonably required travel on the Corporation's business that is not materially greater than such travel requirements prior to such Change of Control;

      The Corporation's failure to (i) continue in effect any material compensation or benefit plan (or a reasonable replacement therefore) in which the Participant was participating immediately prior to a Change of Control, including, but not limited to the Plan, or (ii) provide the Participant with compensation and benefits at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each employee benefit plan, program and practice as in effect immediately prior to a Change of Control (or as in effect following the Change of Control, if greater); or

      Any material breach by the Corporation of any provision of the Plan.

  (r)
  "Incentive Stock Option" shall mean an option described in Section 422(b) of the Code.

  (s)
  "Non-Employee Director" shall have the meaning assigned to this phrase in Rule 16b-3 of the Securities and Exchange Commission adopted under the Exchange Act.

  (t)
  "Nonstatutory Stock Option" shall mean an option not described in Section 422(b) or 423(b) of the Code.

  (u)
  "Option" shall mean any stock option granted pursuant to the Plan.

  (v)
  "Option Profit" shall mean the amount (not less than zero) by which the Fair Market Value of a share of Common Stock subject to a Nonstatutory Stock Option on the date of a Participant's exercise of a Nonstatutory Stock Option exceeds the exercise price of such Nonstatutory Stock Option.

  (w)
  "Participant" shall mean any person who receives an Award pursuant to Sections 5(a), 8(a), 9(a) or 9(b) hereof.

  (x)
  "Performance Units" shall mean Awards granted pursuant to Section 9(a) or 9(b) hereof.

  (y)
  "Plan" shall mean this MacroChem Corporation 2008 Stock Incentive Plan, as it may be amended from time to time.

  (z)
  "Purchase Price" shall mean the Exercise Price times the number of Shares with respect to which an Option is exercised.

  (aa)
  "Restricted Shares" shall mean Shares awarded pursuant to Section 8 of this Plan.

  (bb)
  "Retirement" shall mean the voluntary cessation of employment by an Employee at such time as may be specified in the then current personnel policies of the Corporation, in the sole discretion of the Administrator or, in lieu thereof, upon the attainment of age sixty-five (65) and the completion of not less than twenty (20) years of service with the Corporation or a Subsidiary.

  (cc)
  "Share" shall mean one (1) share of Common Stock, adjusted in accordance with Section 11 of the Plan (if applicable).

  (dd)
  "Subsidiary" shall mean any subsidiary corporation as defined in Section 424(f) of the Code, and shall include any entity as to which the Corporation directly or indirectly owns more than a forty percent (40%) interest.

3.     EFFECTIVE DATE.

        The Plan was adopted by the Board and shall become effective immediately upon the approval of the Corporation's stockholders pursuant to Section 17 of the Plan.

4.     ADMINISTRATION.

        The Plan shall be administered, in the discretion of the Board from time to time, by the Board or by the Compensation Committee. The Administrator shall from time to time at its discretion select the Participants who are to be granted Awards, determine the form of Award Agreements, determine the number of Shares to be subject to Awards to be granted to each Participant, designate an Award of Options as Incentive Stock Options or Nonstatutory Stock Options and determine to what extent the Award shall be transferable. The interpretation and construction by the Administrator of any provisions of the Plan or of any Award granted thereunder shall be final. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted thereunder.

        So long as the Common Stock is registered under Section 12 of the Exchange Act, then notwithstanding the first or second sentences of the immediately preceding paragraph, selection of officers and directors for participation and decisions concerning the timing, pricing and amount of an Award shall be made solely by the Board, or by the Compensation Committee, each of the members of which shall be a Non-Employee Director. If the Compensation Committee grants an Award to a person subject to Code Section 162(m), each member of the Compensation Committee shall be an "outside director" within the meaning of that section.

5.     PARTICIPATION.

  (a)
  Eligibility.

        The Participants shall be such Employees (who may be officers, whether or not they are directors) and directors of or consultants to the Corporation or a Subsidiary (whether or not they are Employees) as the Administrator may select subject to the terms and conditions of Section 5(b) below; provided that directors or consultants who are not also Employees shall not be eligible to receive Incentive Stock Options.

  (b)
  Ten-Percent Stockholders.

        A Participant who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries shall not be eligible to receive an Incentive Stock Option unless (i) the Exercise Price of the Shares subject to such Option is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant and (ii) such Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.

  (c)
  Stock Ownership.

        For purposes of Section 5(b) above, in determining stock ownership, a Participant shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters (by whole or half blood), spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such Participant holds an Option or any other option if (as of the time the Option or such other option is granted) the terms of such Option or other option provide that it will not be treated as an Incentive Stock Option, shall not be counted.

  (d)
  Outstanding Stock.

        For purposes of Section 5(b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Option to the Participant. "Outstanding stock" shall not include shares authorized for issuance under outstanding Options held by the Participant or by any other person.

6.     STOCK.

        The stock subject to Awards granted under the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Shares of Common Stock. The aggregate number of Shares as to which Awards may be granted shall be 8,500,000. Notwithstanding the foregoing, the maximum number of shares of Common Stock for which Incentive Stock Options may be granted under the Plan shall not exceed 8,500,000 shares of Common Stock, reduced by the sum of all Shares previously issued pursuant to Incentive Stock Option Awards and by the aggregate number of Shares of Common Stock subject to then-outstanding Incentive Stock Options. For purposes of the limitations set forth in this Section, if any portion of an Award is forfeited, canceled, reacquired by the Company, satisfied without the issuance of Common Stock or otherwise terminated, the shares of Common Stock underlying such portion of the Award shall be added back to the shares of Common Stock available for issuance under the Plan. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 11 hereof upon the occurrence of an event specified therein.

7.     TERMS AND CONDITIONS OF OPTIONS.

        (a)   Award Agreements.

        Options shall be evidenced by written Award Agreements in such form as the Administrator shall from time to time determine. Such Award Agreements need not be identical but shall comply with and be subject to the terms and conditions set forth below and, to the extent that an Award Agreement evidences an Award that is an Incentive Stock Option, shall contain such additional terms and conditions that will allow for the taxation of such Award to be governed by Section 422(a) of the Code. No Option shall be effective until the applicable Award Agreement is executed by both parties thereto.

        (b)   Participant's Undertaking.

        Each Participant shall agree to remain in the employ or service of the Corporation and to render services for a period as shall be determined by the Administrator, from the date of the granting of the Option, but such agreement shall not impose upon the Corporation any obligation to retain the Participant in their employ or service for any period.

        (c)   Number of Shares.

        Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 11 hereof.

        (d)   Exercise Price.

        Each Option shall state the Exercise Price. The Exercise Price shall not be less than the Fair Market Value on the date of grant and, in the case of an Incentive Stock Option granted to a Participant described in Section 5(b) hereof, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

        (e)   Medium and Time of Payment.

        The Purchase Price shall be payable in full in United States dollars upon the exercise of the Option; provided, however, that if the applicable Award Agreement so provides, or the Administrator, in its sole discretion otherwise approves therefore, the Purchase Price may be paid by the surrender of Shares in good form for transfer, owned by the person exercising the Option for at least six months (subject to the Administrator's discretion to waive this six-month requirement) and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equals the Purchase Price.

        Payment of any tax withholding requirements may be made, in the discretion of the Administrator, (i) in cash, (ii) by delivery of Shares registered in the name of the Participant, or by the Corporation not issuing such number of Shares subject to the Option, having a Fair Market Value at the time of exercise equal to the amount to be withheld or (iii) any combination of (i) and (ii) above. If the Corporation is required to register under Section 207.3 of Regulation G of the Board of Governors of the Federal Reserve System (Title 12 Code of Federal Regulations Part 207), then so long as such registration is in effect, the credit extended by the Corporation to a Participant for the purpose of paying the Purchase Price shall conform to the requirements of such Regulation G.

        Upon a duly made deferral election by a Participant eligible to participate under the Corporation's Deferred Compensation Plan, Shares otherwise issuable to the Participant upon the exercise of a Nonstatutory Stock Option and payment of the Purchase Price by the surrender of Shares (or by the payment of cash if an Award Agreement so provides or if the Administrator exercises its discretion to accept cash) in accordance with the first paragraph of this Section 7(e), will not be delivered to the Participant. In lieu of delivery of such Shares, the Common Stock Account (as defined in the Corporation's Deferred Compensation Plan) of the Participant maintained pursuant to the Corporation's Deferred Compensation Plan shall be credited with a number of stock units having a value, calculated pursuant to such plan, equal to the Option Profit associated with the exercised Nonstatutory Stock Option. Such deferral of Option Profit under the Corporation's Deferred Compensation Plan is available to Participants only if the Shares surrendered in payment of the Purchase Price upon the exercise of a Nonstatutory Stock Option have been held by the Participant for at least six months (or by the payment of cash if an Award Agreement so provides or if the Administrator exercises its discretion to accept cash).

        (f)    Term of Options.

        Each Option shall state the time or times when all or part thereof becomes exercisable. No Option shall be exercisable after the expiration of ten (10) years (or less, in the discretion of the Administrator) from the date it was granted, and no Incentive Stock Option granted to a Participant described in Section 5(b) hereof shall be exercisable after the expiration of five (5) years (or less, in the discretion of the Administrator) from the date it was granted.

        (g)   Cessation of Service (Except by Death, Disability or Retirement).

        Except as otherwise provided in this Section 7, an Option may only be exercised by Participants who have remained continuously in service as an Employee, director or consultant with the Corporation since the date of grant of the Option. If a Participant ceases to be an Employee, director or consultant for any reason other than his or her death, Disability or Retirement, such Participant shall have the right, subject to the restrictions referred to in Section 7(f) above, to exercise the Option at any time within ninety (90) days (or such shorter period as the Administrator may determine in an Award Agreement) after cessation of service, but, except as otherwise provided in the applicable Award Agreement, only to the extent that, at the date of cessation of service, the Participant's right to exercise such Option had accrued pursuant to the terms of the applicable Award Agreement and had not previously been exercised. The foregoing notwithstanding: (i) unless otherwise provided in an Award Agreement or in the sole discretion of the Administrator, the Option shall cease to be exercisable on the date of such cessation of service if such cessation arises by reason of termination for Cause; and (ii) an Award Agreement may provide that the Option shall cease to be exercisable on the date of such cessation of service if the Participant following cessation becomes an employee, director or consultant of a person or entity that the Administrator, in its sole discretion, determines is in direct competition with the Corporation or a Subsidiary.

        For purposes of this Section 7(g) the service relationship shall be treated as continuing intact while the Participant is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Administrator). The foregoing notwithstanding, service shall not be deemed to continue beyond the ninetieth (90th) day after the Participant ceased active service, unless the Participant's reemployment rights are guaranteed by statute or by contract or the Administrator determines in its discretion that the Participant's service shall be treated as continuing for a term stated in writing.

        (h)   Death of Participant.

        If a Participant dies while a Participant, or after ceasing to be a Participant but during the period in which he or she could have exercised the Option under this Section 7, and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions referred to in Section 7(f) above, at any time within twelve (12) months (or such shorter period as the Administrator may determine) after the Participant's death by the executor or administrator of his or her estate or by any person or persons who have acquired the Option directly from the Participant by bequest or inheritance, but, except as otherwise provided in the applicable option agreement, only to the extent that, at the date or death, the Participant's right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the applicable Award Agreement and had not previously been exercised.

        (i)    Disability of Participant.

        If a Participant ceases to be an Employee, director or consultant by reason of Disability, such Participant shall have the right, subject to the restrictions referred to in Section 7(f) above, to exercise the Option at any time within twelve (12) months (or such shorter period as the Administrator may determine) after such cessation of service, but, except as provided in the applicable Award Agreement, only to the extent that, at the date of such cessation of service, the Participant's right to exercise such Option had accrued pursuant to the terms of the applicable Award Agreement and had not previously been exercised.

        (j)    Retirement of Participant.

        If a Participant ceases to be an Employee by reason of Retirement, such Participant shall have the right, subject to the restrictions referred to in Section 7(f) above, to exercise the Option at any time within ninety (90) days (or such longer or shorter period as the Administrator may determine) after cessation of employment, but only to the extent that, at the date of cessation of employment, the Participant's right to exercise such Option had accrued pursuant to the terms of the applicable option agreement and had not previously been exercised.

        (k)   Limitation on Incentive Stock Options.

        If the aggregate Fair Market Value (determined as of the date an Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year under this Plan and all other plans maintained by the Corporation, its parent or its Subsidiaries, exceeds $100,000, the Option shall be treated as a Nonstatutory Stock Option with respect to the stock having an aggregate Fair Market Value exceeding $100,000.

        (l)    Other Provisions.

        The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option or the transfer of Shares of stock following exercise of the Option) as the Administrator shall deem advisable.

8.     RESTRICTED SHARE AWARDS.

        (a)   Grants.

        The Administrator shall have the discretion to grant Restricted Shares to Participants. As promptly as practicable after a determination is made that an Award of Restricted Shares is to be made, the Administrator shall notify the Participant in writing of the grant of the Award, the number of Shares covered by the Award, and the terms upon which the Shares subject to the Award may be earned. The date on which the Administrator so notifies the Participant shall be considered the date of grant of the Restricted Shares. The Administrator shall maintain records as to all grants of Restricted Shares under the Plan.

        (b)   Earning Shares.

        Each Award Agreement for Restricted Shares shall state the time or times, and the conditions or circumstances under which, all or part of the Restricted Shares shall be earned and become nonforfeitable by a Participant.

        (c)   Accrual of Dividends.

        Unless otherwise provided in an Award Agreement, on the last day of each fiscal year of the Corporation, the Administrator shall credit to the Participant's Restricted Share account under the Plan a number of Restricted Shares having a Fair Market Value, on that date, equal to the sum of any cash and stock dividends paid on Restricted Shares previously credited to the Participant's account during such fiscal year. The Administrator shall hold each Participant's Restricted Shares until distribution is required pursuant to subsection (d) hereof.

        (d)   Distribution Of Restricted Shares.

        Timing of Distributions; General Rule. Except as otherwise expressly stated in this Plan, the Administrator shall distribute Restricted Shares and any Restricted Shares attributable to accumulated cash or stock dividends thereon to the Participant or his or her beneficiary, as the case may be, as soon as practicable after they have been earned. No fractional shares shall be distributed.

        Form of Distribution. The Administrator shall distribute all Restricted Shares, together with any Shares representing dividends, in the form of Common Stock. One Share shall be given for each Restricted Share earned.

9.     PERFORMANCE UNITS.

        (a)   Performance Units. A Performance Unit is an Award denominated in cash, the amount of which may be based on the achievement of specific goals with respect to Corporation, Subsidiary or individual performance over a specified period of time. The maximum amount of such compensation that may be paid to any one Participant with respect to any one Performance Period (hereinafter defined) shall be $50,000. Performance Units may be settled in Shares (based on their Fair Market Value at the time of settlement, unless an Award Agreement provides otherwise) or cash or both, and may be awarded by the Administrator to Employees, directors or consultants to the Corporation or its Subsidiaries. No Performance Units may be settled unless an Award Agreement is entered into between the parties within the time restrictions set forth under Section 409A of the Code (and the Treasury Regulations promulgated thereunder) that evidences the grant of Performance Units. The terms and conditions of such Award Agreement shall be consistent with and comply with Section 409A of the Code (and the Treasury Regulations promulgated thereunder) in all respects.

        (b)   Performance Compensation Awards.

          (1)   The Administrator may, at the time of grant of a Performance Unit or Restricted Share Award, designate such Award as a "Performance Compensation Award" in order that such Award constitutes qualified performance-based compensation under Code Section 162(m), in which event the Administrator shall have the power to grant such Awards upon terms and conditions that qualify such awards as "qualified performance-based compensation" within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Administrator shall establish, in writing, a Performance Period, Performance Measure(s) (hereinafter defined), and Performance Formula(s) (hereinafter defined). Once established for a Performance Period, such items shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).

          (2)   A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award are achieved and the Performance Formula as applied against such Performance Measure(s) determines that all or some portion of such Participant's Award has been earned for the Performance Period.

        No Performance Compensation Award may be paid unless an Award Agreement is entered into between the parties within the time restrictions set forth under Section 409A of the Code (and the Treasury Regulations promulgated thereunder) that evidences the grant of Performance Compensation Award. The terms and conditions of such Award Agreement shall be consistent with and comply with Section 409A of the Code (and the Treasury Regulations promulgated thereunder) in all respects. The Administrator shall, in accordance with all terms and conditions of the relevant Award Agreement, review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance. The maximum Performance Compensation Award for any one Participant for any one Performance Period shall be 25,000 performance Restricted Shares or $50,000.

        (c)   Definitions.

          (1)   "Performance Formula" means, for a Performance Period, one or more objective formulas or standards established by the Administrator for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulas may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

          (2)   "Performance Measure" means one or more of the following selected by the Administrator to measure Corporation, Subsidiary and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic or diluted earnings per share; sales or revenue; earnings before interest and taxes (in total or on a per share basis); net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total stockholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets or subsidiaries. Each such measure shall be to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Corporation (or such other standard applied by the Administrator) and, if so determined by the Administrator, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles.

        Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

          (3)   "Performance Period" means one or more periods of time (of not less than one fiscal year of the Corporation), as the Administrator may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant's rights in respect of an Award.

10.   TERM OF PLAN.

        Awards may be granted pursuant to the Plan until the expiration of the Plan ten years after the date (specified in Section 3) on which the Plan received Board approval.

11.   RECAPITALIZATIONS; CHANGE OF CONTROL.

        (a)   Adjustments in Respect of Recapitalizations and Other Corporate Transactions.

        The number of Shares covered by the Plan as provided in Section 6 hereof, the number of Shares covered by each outstanding Award and the Exercise Price of Options shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or a stock split or the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation.

        If the Corporation shall merge with another corporation and the Corporation is the surviving corporation in such merger and under the terms of such merger the shares of Common Stock outstanding immediately prior to the merger remain outstanding and unchanged, each outstanding Award shall continue to apply to the Shares subject thereto and shall also pertain and apply to any additional securities and other property, if any, to which a holder of the number of Shares subject to the Award would have been entitled as a result of the merger. If the Corporation sells all, or substantially all, of its assets, or the Corporation merges (other than a merger of the type described in the immediately preceding sentence) or consolidates with another corporation, this Plan and each Award shall terminate; provided that in such event (i) each Participant to whom no replacement Award has been tendered by the surviving or acquiring corporation (or the parent corporation of the surviving or acquiring corporation) in accordance with all of the terms of clause (ii) immediately below, shall receive immediately before the effective date of such sale, merger or consolidation, unrestricted Shares equal to the number of Restricted Shares and the value of any Performance Units to which the Participant is then entitled (regardless of any vesting condition), and shall have the right, for a period of at least thirty days, until five days before the effective date of such sale, merger or consolidation, to exercise, in whole or in part (in the discretion of the Participant), any unexpired Option or Options issued to him or her, without regard to the installment or vesting provisions of any option agreement, or (ii) in its sole and absolute discretion, the surviving or acquiring corporation (or the parent corporation of the surviving or acquiring corporation) may, but shall not be obligated to, (I) tender to all Participants with then Restricted Shares, an award of restricted shares of the surviving or acquiring corporation (or the parent corporation of the surviving or acquiring corporation), tender to all Participants with then Performance Units, an award of performance units of the surviving or acquiring corporation (or the parent corporation of the surviving or acquiring corporation), and tender to Participants with outstanding Options under the Plan an option or options to purchase shares of the surviving or acquiring corporation (or of the parent corporation of the surviving or acquiring corporation), in which each new award or awards contain such terms and provisions as shall be required substantially to preserve the rights and benefits of all Awards then held by such Participants or, (II) permit Participants to receive unrestricted Shares with respect to any Restricted Shares

(regardless of any vesting condition) immediately before the effective date of the transaction, permit Participants to receive cash with respect to value of any Performance Units (regardless of any vesting condition) immediately before the effective date of the transaction, honor deferral elections that Participants make pursuant to Section 8(e), and grant the choice to all Participants with then outstanding Options of (A) exercising the Options in full as described in clause (i) above or (B) receiving a replacement Option as set forth in clause (ii)(I). A dissolution or liquidation of the Corporation, other than a dissolution or liquidation immediately following a sale of all or substantially all of the assets of the Corporation, which shall be governed by the immediately preceding sentence, shall cause each Award to terminate. In the event a Participant receives any unrestricted Shares in satisfaction of Restricted Shares, any payment in satisfaction of Performance Units, or exercises any unexpired Option or Options prior to the effectiveness of a sale of all or substantially all of the Corporation's assets or a merger or consolidation of the Corporation with another corporation in accordance with clause (i) of this Section 11, such receipt of unrestricted Shares, such payment, or exercise of any Option or Options shall be subject to the consummation of such sale, merger or consolidation. If such sale, merger or consolidation is not consummated, any otherwise unearned Restricted Shares shall be deemed not to have been distributed to the Participant, any payment made to satisfy Performance Units shall be returned to the Corporation, and any otherwise unexpired Option or Options shall be deemed to have not been exercised, and the Participant and the Corporation shall take all steps necessary to achieve this effect including, without limitation, the Participant delivering to the Corporation the stock certificate representing the Shares issued with respect to Restricted Shares, the return to the Corporation of any payments made to the Participant, or upon the exercise of the Option, endorsed in favor of the Corporation, and the Corporation returning to the Participant the consideration representing the Purchase Price paid by the Participant upon the exercise of the Option.

        To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Administrator, whose determination shall be conclusive and binding on all persons.

        Except as expressly provided in this Section 11, the Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option or the number or type of Shares subject to an Award of Restricted Shares.

        The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

        (b)   Acceleration under Certain Circumstances Following a Change of Control.

        Notwithstanding any other provision of the Plan to the contrary and except as otherwise expressly provided in the applicable Award Agreement, the restrictions relating to any Restricted Shares, the vesting of any Performance Units, the vesting or similar installment provisions relating to the exercisability of any Option, and the restrictions, vesting or installment provisions relating to any replacement award tendered to a Participant pursuant to or as a result of, or relating to, a transaction described in the second paragraph of Section 11(a) hereof shall be waived or accelerated, as the case may be, and the Participant shall receive unrestricted Shares with respect to any Restricted Shares, a payment with respect to the value of any Performance Units, or a similar replacement award, and shall have the right, for a period of at least thirty days, to exercise such an Option or replacement option in the event the Participant's employment with or services for the Corporation should terminate within two years following a Change of Control, unless such employment or services are terminated by the Corporation for Cause or by the Participant voluntarily without Good Reason, or such employment or services are terminated due to the death or Disability of the Participant. Notwithstanding the foregoing, no Incentive Stock Option shall become exercisable pursuant to the foregoing without the Participant's consent, if the result would be to cause such option not to be treated as an Incentive Stock Option.

12.   RIGHTS AS A STOCKHOLDER; NONTRANSFERABILITY.

        (a)   A Participant or a transferee of an Award shall have no rights as a stockholder with respect to any Shares covered by such Award until the date of the issuance of a stock certificate to such Participant or transferee for such Shares. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 8(c) or Section 11 hereof.

        (b)   Awards are nontransferable except as provided in this paragraph and as the Administrator may otherwise provide. Awards may be transferred by will or by the laws of descent and distribution. Unless otherwise provided in an Award Agreement, a Participant may give an Award that is not an Incentive Stock Option to an immediate family member, to a partnership or trust solely benefiting the Participant or immediate family members, or to an inter vivos trust or testamentary trust from which the Award (or the Award proceeds) will be transferred after the Participant's death. An immediate family member is a Participant's natural or adopted child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law. A transfer shall not relieve a Participant from his or her obligations under this Plan or the applicable Award Agreement with respect to the transferred Award or Award proceeds.

13.   AGREEMENT BY PARTICIPANT REGARDING WITHHOLDING TAXES.

        (a)   No later than the date of exercise of any Option, the distribution of Shares to a Participant pursuant to a Restricted Share Award, or the payment of any Performance Units, the Participant shall pay to the Corporation or make arrangements satisfactory to the Administrator regarding payment of any federal, state or local taxes of any kind required by law to be withheld, and may satisfy minimum withholding consequences through the surrender of shares subject to the Award; provided that an Award Agreement may provide, or the Administrator may in its discretion permit, a Participant to surrender Shares (including any Shares subject that the Participant has the present right to receive pursuant to the Award) having a Fair Market Value equal to the minimum statutory tax withholding associated with the Award giving rise to the taxable income.

        (b)   The Corporation shall, to the extent permitted or required by law, have the right to deduct from any payment of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to an Award.

14.   SECURITIES LAW REQUIREMENTS.

        (a)   Legality of Issuance.

        No Shares shall be issued pursuant to any Award unless and until the Corporation has determined that:

  1.
  it and the Participant have taken all actions required to register the offer and sale of the Shares under the Act, or to perfect an exemption from the registration requirements thereof;

  2.
  any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and

  3.
  any other applicable provision of state or Federal law has been satisfied.

        (b)   Restrictions on Transfer; Representations of Participant; Legends.

        Regardless of whether the offering and sale of Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Participant shall be required to represent that any Shares being acquired by the Participant are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel.

        Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend (or similar legend in the discretion of the Administrator) and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND CONTENT TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT."

        Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 13 shall be conclusive and binding on all persons.

        (c)   Registration or Qualification of Securities.

        The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under the Plan to comply with any law.

        (d)   Exchange of Certificates.

        If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

15.   AMENDMENT OF THE PLAN; MODIFICATION OF AWARDS.

        The Board may from time to time, with respect to any Shares at the time not subject to Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever.

        Within the limitations of the Plan, the Administrator may modify any Award, accelerate the vesting of any Restricted Share Award or the rate at which an Option may be exercised, or extend or renew outstanding Options. The foregoing notwithstanding, no modification of an Award shall, without the consent of the Participant, adversely alter or impair any rights or obligations under any Award previously granted to the Participant.

16.   APPLICATION OF FUNDS.

        The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

17.   APPROVAL OF STOCKHOLDERS.

        The adoption of this restated Plan is subject to approval by the stockholders of the Corporation.

APPENDIX E

CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION OF
MACROCHEM CORPORATION

        MacroChem Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the 'Corporation'), does hereby certify:

        FIRST: The name of the Corporation is MacroChem Corporation

        SECOND: The Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware on May 15, 1992.

        THIRD: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted a resolution setting forth a proposed amendment to the Corporation's Certificate of Incorporation.

        FOURTH: Thereafter, pursuant to a resolution of the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Corporation for approval, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware. The total number of outstanding shares entitled to vote or consent to this Certificate of Amendment was                                    shares of Common Stock. A majority of the outstanding shares of Common Stock, voting together as a single class, voted in favor of this Certificate of Amendment of the Certificate of Incorporation. The vote required was a majority of the outstanding shares of Common Stock, voting together as a single class.

        FIFTH: Accordingly, upon the effectiveness hereof, paragraph 4 of the Corporation's Certificate of Incorporation shall be amended and restated to read in its entirety as follows:

'The total number of shares of stock which the corporation shall have authority to issue is one hundred-six million (106,000,000) shares, 100,000,000 of which shall be Common Stock, of the par value of One Cent ($.01) per share; 6,000,000 of which shall be Preferred Stock, of the par value of One Cent ($.01) per share, 500,000 of which shall be designated as 'Series A Convertible Preferred Stock', of the par value of One Cent ($.01), amounting in the aggregate to One Million Sixty Thousand and 00/100 Dollars ($1,060,000.00). Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of the Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each [*] shares of the Corporation's Common Stock, par value $.01 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $.01 per share, of the Corporation. No fractional shares shall be issued and, in lieu thereof, any holder of less than one share of Common Stock shall be entitled to receive cash for such holder's fractional share based upon the closing sales price of the Corporation's Common Stock as reported on the OTC Bulletin Board as of the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware.

Additional designations and powers, preferences and rights and qualifications, limitations or restrictions thereof of the shares of stock shall be determined by the Board of Directors of the Corporation from time to time.'

        IN WITNESS WHEREOF, MacroChem Corporation has caused this Certificate of Amendment to be signed by its President and Chief Business Officer on this      day of                         200  .

MACROCHEM CORPORATION
By:

David P. Luci
President & Chief Business Officer

E-1

MACROCHEM CORPORATION
80 BROAD STREET, 22nd FLOOR
NEW YORK, NEW YORK 10004

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 30, 2008

        The undersigned hereby appoints Dr. James M. Pechance and Mr. David P. Luci, or either of them, with power of substitution to each, proxies to vote at the Annual Meeting of Stockholders of MacroChem Corporation, to be held on Monday, June 30, 2008 at The Wall Street Inn, 9 South William Street, New York, New York, 10004, at 10:00 a.m., local time, or at any adjournments thereof, all of the shares of Common Stock, par value $.01 per share, of MacroChem Corporation that the undersigned would be entitled to vote if personally present. The undersigned instructs such proxies or their substitutes to act on the following matters as specified by the undersigned, and to vote in such manner as they may determine on any other matters that may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned stockholder(s). If no contrary direction is made, this proxy will be voted FOR all nominees and FOR Proposal Nos. 2, 3, 4 and 5 as more specifically described in the proxy statement.

VOTE ON DIRECTORS

1.
Election of Directors:

Nominees:	01) Mark J. Alvino 02) Jeffrey B. Davis 03) Robert J. DeLuccia 04) David P. Luci 05) James M. Pachence

        To withhold authority to vote for any individual nominee, mark "FOR ALL EXCEPT" and write the nominee's name on the line below.

    FOR All ☐
    WITHHOLD All ☐
    FOR All Except ☐

VOTE ON PROPOSAL

2.
To ratify the appointment of JH Cohn LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2008.

  FOR ☐                AGAINST ☐                ABSTAIN ☐

3.
To approve the Company's 2008 Stock Incentive Plan.

  FOR ☐                AGAINST ☐                ABSTAIN ☐

4.
To approve amending the Company's Certificate of Incorporation to change the Company's name to Salexium Pharmaceuticals, Inc.

  FOR ☐                AGAINST ☐                ABSTAIN ☐

5.
To approve amendments to the Company's certificate of incorporation to effect a reverse stock split of the Company's Common Stock, pursuant to which any whole number of outstanding shares between, and including three and seven would be combined into one share of Common Stock and to authorize the Company's Board of Directors to select and file one such amendment.

  FOR ☐                AGAINST ☐                ABSTAIN ☐

6.
To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

  NOTE:        Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, attorney, administrator or guardian or as a custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate signer's office. If a partnership, sign in the partnership name.

	Yes	No
Please indicate if you plan to attend the meeting	☐	☐
HOUSEHOLDING ELECTION—Please indicate if you consent to receive certain future investor communications in a single package per household	☐	☐

DATE

SIGNATURE (Please sign within box)
DATE

SIGNATURE (Joint Owners)

QuickLinks

PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 ACCOUNTING MATTERS AND RATIFICATION OF AUDITORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 2.
PROPOSAL NO. 3 APPROVAL OF 2008 STOCK INCENTIVE PLAN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 3.
PROPOSAL NO. 4 AMENDMENTS TO CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO SALEXIUM PHARMACEUTICALS, INC.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 4.
PROPOSAL NO. 5 AMENDMENTS TO CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 5.
BENEFICIAL OWNERSHIP OF VOTING SECURITIES
EXECUTIVE OFFICERS
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
AUDIT AND RELATED FEES
NO INCORPORATION BY REFERENCE
STOCKHOLDER PROPOSALS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
MISCELLANEOUS
APPENDIX A FIRST AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF MACROCHEM CORPORATION
APPENDIX B FIRST AMENDED AND RESTATED CHARTER OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF MACROCHEM CORPORATION
APPENDIX C FIRST AMENDED AND RESTATED CHARTER OF THE NOMINATING AND CORPORATE GOVERNACE COMMITTEE OF THE BOARD OF DIRECTORS OF MACROCHEM CORPORATION
APPENDIX D 2008 Stock Incentive Plan MACROCHEM CORPORATION 2008 STOCK INCENTIVE PLAN
APPENDIX E CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF MACROCHEM CORPORATION